     As filed with the Securities and Exchange Commission on March 27, 2002

                        Registration No. _______________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    [ ] Pre-Effective Amendment No. ___

                    [ ] Post-Effective Amendment No. ___

                        (Check appropriate Box or Boxes)

                            Liberty Funds Trust IV *
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
                        (Area Code and Telephone Number)


                            Jean S. Loewenberg, Esq.
                             Liberty Funds Group LLC
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and address of Agent for Service)


                                   Copies to:

                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110



Title of Securities Being Registered: Shares of Beneficial Interest, no par value

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on April 26, 2002 pursuant to Rule 488.

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

*  On behalf of the Liberty Municipal Money Market Fund.

                                  LIBERTY FUNDS
                                 STEIN ROE FUNDS
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:

      Your fund will hold a special meeting of shareholders on June 28, 2002, at 2:00 p.m. (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment advisors to Liberty Funds and Stein Roe Funds. Columbia's overall goal in proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia can concentrate its portfolio management resources on a more focused group of portfolios. The specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully. If you have any questions, feel free to speak to one of our representatives at 800-426-3750.

      This special meeting will be held at Columbia's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 28th, shareholders who have not yet voted may receive a call from Georgeson reminding them to exercise their right to vote.

      YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

      Again, if you have any questions regarding the combined Prospectus/Proxy Statement, please call us at 800-426-3750.

      We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,


Keith T. Banks
President
Liberty Funds

Stein Roe Mutual Funds
[May ___], 2002

[Job Code]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002

                     LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
                      STEIN ROE MUNICIPAL MONEY MARKET FUND

         NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Stein Roe Municipal Money Market Fund will be held at 2:00 p.m. Eastern Time on Friday, June 28, 2002, at the offices of Columbia Management Group, Inc., the indirect parent of the Stein Roe Municipal Money Market Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

         1. To approve an agreement and plan of reorganization providing for the sale of all of the assets of the Stein Roe Municipal Money Market Fund to, and the assumption of all of the liabilities of the Stein Roe Municipal Money Market Fund by, the Liberty Municipal Money Market Fund in exchange for shares of the Liberty Municipal Money Market Fund and the distribution of such shares to the shareholders of the Stein Roe Municipal Money Market Fund in complete liquidation of the Stein Roe Municipal Money Market Fund.

         2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of record at the close of business on April 17, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                         By order of the Board of Trustees,


                                         Jean S. Loewenberg, Secretary

[May ___], 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE STEIN ROE MUNICIPAL MONEY MARKET FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                     COMBINED PROSPECTUS AND PROXY STATEMENT
                                 MAY [___], 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                      STEIN ROE MUNICIPAL MONEY MARKET FUND
                   c/o Liberty-Stein Roe Funds Municipal Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 1-800-338-2550

                        BY AND IN EXCHANGE FOR SHARES OF
                       LIBERTY MUNICIPAL MONEY MARKET FUND
                           c/o Liberty Funds Trust IV
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS............................................................................................  3

PROPOSAL - Acquisition of the Stein Roe Municipal Money Market Fund by the Liberty Municipal
           Money Market Fund.....................................................................................  9
   Principal Investment Risks....................................................................................  9
   Information about the Acquisition.............................................................................  9

GENERAL..........................................................................................................  14
   Voting Information............................................................................................  14

Appendix A - Form of Agreement and Plan of Reorganization........................................................  A-1

Appendix B - Fund Information....................................................................................  B-1

Appendix C - Capitalization......................................................................................  C-1

Appendix D - Financial Highlights of the Liberty Municipal Money Market Fund.....................................  D-1

Appendix E - Information Applicable to Liberty Municipal Money Market Fund Class Z Shares........................  E-1


         This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Stein Roe Municipal Money Market Fund (the "Stein Roe Municipal Fund") by the Liberty Municipal Money Market Fund (the "Liberty Municipal Fund," and together with the Stein Roe Municipal Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Stein Roe Municipal Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on June 28, 2002, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

         The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Stein Roe Municipal Fund by the Liberty Municipal Fund. If the Acquisition occurs, you will become a shareholder of the Liberty Municipal Fund. Like your Fund, the Liberty Municipal Fund seeks maximum current income exempt from federal income tax, consistent with capital preservation and the maintenance of liquidity. If the Agreement and Plan of Reorganization for your Fund is approved by the shareholders of your Fund and the Acquisition occurs, the Stein Roe Municipal Fund will transfer all of its assets and liabilities to the Liberty Municipal Fund in exchange for newly-created Class Z shares of the Liberty Municipal Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, the Class Z shares received by the Stein Roe Municipal Fund will be distributed pro rata to its shareholders.

         Please review the enclosed Prospectus of the Liberty Municipal Fund. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:

         - The Prospectus of the Stein Roe Municipal Fund dated November 1, 2001, as supplemented on November 2, 2001.

         - The Statement of Additional Information of the Stein Roe Municipal Fund dated November 1, 2001, as supplemented on November 2, 2001.

         - The Report of Independent Auditors and financial statements included in the Annual Report to Shareholders of the Stein Roe Municipal Fund dated June 30, 2001.

         - The financial statements included in the Stein Roe Municipal Fund's Semi-Annual Report to Shareholders dated December 31, 2001.

         - The Statement of Additional Information of the Liberty Municipal Fund dated May [___], 2002, relating to the Acquisition.

The Stein Roe Municipal Fund has previously sent its Annual and Semi-Annual Reports to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.steinroe.com or www.libertyfunds.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 with special TTD equipment. Text-only versions of all the Stein Roe Municipal Fund and Liberty Municipal Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/ PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.       WHAT IS BEING PROPOSED?

The Trustees of Liberty-Stein Roe Funds Municipal Trust (the "Municipal Trust"), who are also the Trustees of Liberty Funds Trust IV ("Trust IV") (each a "Trust" and together, the "Trusts"), are recommending that the Liberty Municipal Fund acquire the Stein Roe Municipal Fund. This means that the Liberty Municipal Fund would acquire all of the assets and liabilities of the Stein Roe Municipal Fund in exchange for shares of the Liberty Municipal Fund. If the Acquisition is approved, you will receive shares of the Liberty Municipal Fund with an aggregate net asset value equal to the aggregate net asset value of your Stein Roe Municipal Fund shares as of the day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or about [July ___], 2002.

2.       WHY IS THE ACQUISITION BEING PROPOSED?

The Trustees of the Municipal Trust recommend approval of the Acquisition because it offers shareholders of the Stein Roe Municipal Fund an investment in a fund with identical investment goals and strategies, without impacting the Stein Roe Municipal Fund's net expenses (expenses reduced by the voluntary fee waiver described in footnote 11 to the Annual Fund Operating Expenses table below) as a percentage of fund assets (based on expense ratios as of December 31, 2001).

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Stein Roe Municipal Fund and the Liberty Municipal Fund's Class Z shares and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisition. The shareholder fees presented below for the Liberty Municipal Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by the Funds. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the tables below represent expenses incurred by the Stein Roe Municipal Fund for its last fiscal year (ended June 30, 2001) and expenses for the Liberty Municipal Fund with respect to its newly created Class Z shares (expenses shown are estimates based on the expenses of the Fund's Class A shares for its last fiscal year (ended June 30, 2001)) (without giving effect to the Acquisition) and those expected to be incurred by the combined fund on a pro forma basis (giving effect to the Acquisition and based on pro forma combined net assets as of December 31, 2001).

Shareholders of the Stein Roe Municipal Fund will not pay sales charges as a result of the Acquisition.

BASED ON EXPENSE RATIOS AS OF DECEMBER 31, 2001, NET EXPENSES OF CLASS Z SHARES OF THE LIBERTY MUNICIPAL FUND ARE EXPECTED TO BE EQUAL TO THE NET EXPENSES OF THE STEIN ROE MUNICIPAL FUND, AS A PERCENTAGE OF FUND ASSETS.

SHAREHOLDER FEES
(paid directly from your investment)

                                                              STEIN ROE MUNICIPAL FUND (1)
                                                              -------------------------
Maximum sales charge (load) on purchases (%)                             0.00
   (as a percentage of the offering price)
Maximum deferred sales charge (load) on redemptions (%)                  0.00
   (as a percentage of the lesser of purchase price or
    redemption price)
Redemption fee (%)                                                        (2)
   (as a percentage of amount redeemed, if applicable)

                                                             LIBERTY MUNICIPAL FUND (3) (4)
                                                             -----------------------
                                                                         CLASS Z

Maximum sales charge (load) on purchases (%)
   (as a percentage of the offering price)                                0.00
Maximum deferred sales charge (load) on redemptions (%)
   (as a percentage of the lesser of purchase price or
    redemption price)                                                     0.00
Redemption fee (%)
   (as a percentage of amount redeemed, if applicable)                     (5)

--------

(1) A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance.

(2)  There is a $7 charge for wiring redemption proceeds to your bank.

(3) The Liberty Municipal Fund is offering a new class of shares, Class Z shares, in connection with the Acquisition. Fees shown will not be affected by the Acquisition.

(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(5)  There is a $7.50 charge for wiring redemption proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES (6)
(deducted directly from Fund assets)

                                                        STEIN ROE MUNICIPAL FUND
                                                        ------------------------
Management fee (7) (8) (%)                                         0.50
----------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                          0.00
----------------------------------------------------------------------------------
Other expenses  (%)                                                0.31
----------------------------------------------------------------------------------
Total annual fund operating expenses (8) (%)                       0.81

                                                LIBERTY MUNICIPAL FUND       LIBERTY MUNICIPAL FUND
                                                ----------------------       ----------------------
                                                                              (pro forma combined)
                                                      CLASS Z                      CLASS Z (9)
Management fee  (%)                                      0.50  (7)                   [0.50]
-----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                0.00                         0.00
-----------------------------------------------------------------------------------------------------
Other expenses (%)                                       1.05 (10)                    0.32
-----------------------------------------------------------------------------------------------------
Total annual fund operating expenses  (%)                1.55 (12)                    0.82 (11)

--------

(6) Annual fund operating expenses that do not give effect to the Acquisition reflect each Fund's expenses plus each Fund's share of the expenses of the SR&F Municipal Money Market Portfolio (the "Master Fund"). Both Funds currently invest all of their assets in the Master Fund as part of a master/feeder fund structure. If the Acquisition is approved, prior to the Acquisition, the Master Fund is expected to liquidate and as a result, immediately before the Acquisition, each of the Liberty Municipal Fund and the Stein Roe Municipal Fund will cease to operate under a "master-feeder" structure.

(7) The Master Fund paid a management fee of 0.25% and both Funds paid an administration fee of 0.25%.

(8) The Master Fund's advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.70%. If this reimbursement were reflected in the table, the management fee would be 0.39% and total annual fund operating expenses would be 0.70%. This arrangement may be modified or terminated by the advisor at any time.

(9) The Liberty Municipal Fund is offering a new class of shares, Class Z shares, in connection with the Acquisition.

(10) "Other Expenses" for Class Z shares of the Liberty Municipal Fund are estimated based on the actual expenses for Class A shares of the Liberty Municipal Fund for the current fiscal year.

(11) In connection with the Acquisition, the Liberty Municipal Fund's advisor and administrator have indicated that they will waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses of Class Z shares of the Liberty Municipal Fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.70%. If this waiver and reimbursement were reflected in the table, the management fee would be 0.38%. This arrangement may be modified or terminated by the advisor or administrator at any time.

(12) The Liberty Municipal Fund's administrator and the Master Fund's advisor have voluntarily agreed to reimburse the Liberty Municipal Fund for certain expenses so that the total annual operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75%. If this reimbursement were reflected in the table above, the management fee would be 0.00% and the other expenses would be 0.75%. This arrangement may be modified or terminated by the advisor or administrator at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Stein Roe Municipal Fund or the Liberty Municipal Fund currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     -    $10,000 initial investment

     -    5% total return for each year

     -    Each Fund's operating expenses remain the same

     -    Reinvestment of all dividends and distributions

                                           1 YEAR           3 YEARS           5 YEARS          10 YEARS
STEIN ROE MUNICIPAL FUND                      $83               $259             $450            $1,002

LIBERTY MUNICIPAL FUND
Class Z                                      $158               $490             $845            $1,845

LIBERTY MUNICIPAL FUND
(pro forma combined)
Class Z                                       $84               $262             $455            $1,014


The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Stein Roe Municipal Fund and the Master Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Liberty Municipal Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE STEIN ROE MUNICIPAL FUND AND THE LIBERTY MUNICIPAL FUND COMPARE?

This table shows the investment goal and principal investment strategies of each Fund.

         -----------------------------------------------------------------------
         INVESTMENT GOAL: Each Fund seeks maximum current income exempt from federal income tax, consistent with capital preservation and the maintenance of liquidity.
         -----------------------------------------------------------------------
         PRINCIPAL INVESTMENT STRATEGIES: Each Fund currently seeks to achieve its goal by investing all of its investable assets in the SR&F Municipal Money Market Portfolio (the "Master Fund"). The Master Fund invests its assets as follows:

         - The Master Fund's assets are invested principally in high-quality, tax-exempt money market securities.

         - Money market funds are subject to strict rules that require them to buy individual securities that have remaining maturities of 13 months or less, maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy only high-quality, U.S. dollar-denominated obligations.

         - Under normal conditions, at least 80% of the Master Fund's investments will produce income that is exempt from federal income tax.

         - At times, the Master Fund may invest 25% or more of its total assets in tax-exempt money market securities whose issuers are located in the same state.

         - The Master Fund may invest all of its assets in bonds subject to the alternative minimum tax.

         - Each Fund seeks to preserve the value of your investment at $1.00 per share.

         -----------------------------------------------------------------------

The Stein Roe Municipal Fund and the Liberty Municipal Fund invest all of their respective assets in the Master Fund and, accordingly, share identical investment goals and strategies. The investment policies of the Stein Roe Municipal Fund and the Liberty Municipal Fund are generally similar, except that the Stein Roe Municipal Fund may not invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange, whereas the Liberty Municipal Fund is not subject to such a restriction.

The Master Fund is advised by Stein Roe & Farnham Incorporated and invests in a diversified portfolio of securities. This arrangement is known as a "master-feeder" structure. As of April 17, 2002, the Stein Roe Municipal Fund owned approximately a [___]% interest in the Master Fund and the Liberty Municipal Fund owned approximately a [___]% interest in the Master Fund. If the Proposal is approved, prior to the Acquisition, the Master Fund is expected to distribute all of its assets to the Liberty Municipal Fund and the Stein Roe Municipal Fund in exchange for their respective interests in the Master Fund in complete liquidation of the Master Fund. As a result, immediately before the Acquisition, each of the Liberty Municipal Fund and the Stein Roe Municipal Fund will cease to operate under a "master-feeder" structure.

For a complete list of the Funds' investment policies, see the Statement of Additional Information of each Fund.

5. WHAT CLASS OF LIBERTY MUNICIPAL FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION OCCURS?

You will receive Class Z shares of the Liberty Municipal Fund. Like your Stein Roe Municipal Fund shares, Class Z shares of the Liberty Municipal Fund will have no sales charges or 12b-1 fees, and will have substantially the same distribution, purchase, exchange and redemption procedures and rights as your current shares except as follows:

         - You may only use the "systematic withdrawal plan" option to sell shares or the "automated dollar cost averaging" option to purchase shares if you have a minimum account balance of $5,000 in the Liberty Municipal Fund with respect to the "systematic withdrawal plan" option and in the fund the money is coming from with respect to the "automated dollar cost averaging" option, whereas the corresponding options offered by the Stein Roe Municipal Fund are not subject to such account balance requirements.

         - [You will no longer have the option of selling or exchanging shares through the Internet or the option of selling shares by "check writing."]

         - Your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by Liberty Funds Distributor, Inc., whereas your Stein Roe Municipal Fund shares could only be exchanged for certain other Stein Roe no-load funds.

         - In general, Class Z shares of the Liberty Municipal Fund may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements, as described in Appendix E. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Liberty Municipal Fund. Please see Appendix E for more information regarding Class Z shares of the Liberty Municipal Fund.

6.       WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Stein Roe Municipal Fund is expected to recognize a gain or loss as a result of the Acquisition.

The cost basis and holding period of your Stein Roe Municipal Fund shares are expected to carry over to your new shares in the Liberty Municipal Fund.

                                    PROPOSAL
                   ACQUISITION OF THE STEIN ROE MUNICIPAL FUND
                          BY THE LIBERTY MUNICIPAL FUND

THE PROPOSAL

         You are being asked to approve the Agreement and Plan of Reorganization dated [April ___], 2002. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

     What are the principal investment risks of the Liberty Municipal Fund, and how do they compare with those of the Stein Roe Municipal Fund?

         The Liberty Municipal Fund is subject to market risk, management risk, interest rate risk, issuer risk and the risks associated with investing in tax-exempt bonds, which are the same risks to which the Stein Roe Municipal Fund is subject. The principal risks associated with each Fund are identical because the Funds have identical investment goals and strategies. For more information about the principal investment risks of the Liberty Municipal Fund, please see the enclosed Prospectus of the Liberty Municipal Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

INFORMATION ABOUT THE ACQUISITION

     Terms of the Agreement and Plan of Reorganization

         If approved by the shareholders of the Stein Roe Municipal Fund, the Acquisition is expected to occur on or around [July ___], 2002, under the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of
Reorganization:

         - The Stein Roe Municipal Fund will transfer all of its assets and liabilities to the Liberty Municipal Fund in exchange for Class Z shares of the Liberty Municipal Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

         - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on [July ___], 2002, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

         - The Class Z shares of the Liberty Municipal Fund received by the Stein Roe Municipal Fund will be distributed to the shareholders of the Stein Roe Municipal Fund pro rata in accordance with their percentage ownership of the Stein Roe Municipal Fund in full liquidation of the Stein Roe Municipal Fund.

         - After the Acquisition, the Stein Roe Municipal Fund will be terminated, and its affairs will be wound up in an orderly fashion.

         - The Acquisition requires approval by the Stein Roe Municipal Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both the Municipal Trust and Trust IV.

         Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of the Municipal Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

     Shares You Will Receive

         If the Acquisition occurs, you will receive Class Z shares of the Liberty Municipal Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

         - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

         -    They will bear no sales charges, redemption fees or CDSCs.

         - The procedures for purchasing and redeeming your shares will slightly change as a result of the Acquisition. You will no longer have the option of selling or exchanging shares through the Internet or the option of selling your shares by "check writing" and you may only use certain purchase and redemption options (e.g., the "systematic withdrawal plan") if you have a minimum account balance of $5,000, whereas the Stein Roe Municipal Fund's corresponding purchase and redemption options do not have such account balance requirements.

         - Shareholders of new Class Z shares will have different exchange rights. Whereas your Stein Roe Municipal Fund shares could only be exchanged for share of certain other Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of certain other funds distributed by Liberty Funds Distributor, Inc.

         - In general, Class Z shares of the Liberty Municipal Fund may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements, as described in Appendix E. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Liberty Municipal Fund. Please see Appendix E for more information regarding Class Z shares of the Liberty Municipal Fund.

         - You will have the same voting rights as you currently have, but as a shareholder of the Liberty Municipal Fund of Liberty Trust IV.

         Information concerning the capitalization of each of the Funds is contained in Appendix C.

     Reasons for the Acquisition

         The Trustees of the Municipal Trust, who are also the Trustees of Trust IV, including all Trustees who are not "interested persons" of those Trusts, have determined on behalf of each Trust that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

         The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Columbia, the indirect parent of the investment advisors to the Liberty and Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

         In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002 and March 13, 2002, the following reasons for the Stein Roe Municipal Fund to enter into the
Acquisition:

         - The Acquisition is expected to create a fund with investment goals and strategies identical to those of the Stein Roe Municipal Fund. Although gross expenses (without giving effect to the voluntary fee waiver described in footnote 12 to the Annual Fund Operating Expenses tables above) are expected to decrease, based on expense ratios as of December 31, 2001, the Fund's net expenses (giving effect to such fee waiver) as a percentage of fund assets are expected to remain unchanged.

         The Trustees considered that shareholders of the Stein Roe Municipal Fund who do not want to become shareholders of the Liberty Municipal Fund could redeem their shares in the Stein Roe Municipal Fund prior to the Acquisition.

         In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Liberty Municipal Fund will achieve any particular level of performance after the Acquisition.

     Performance Information

         The charts below show the percentage gain or loss in each calendar year for the ten-year period ending December 31, 2001, for the shares of the Stein Roe Municipal Fund and Class A shares of the Liberty Municipal Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund shares). Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

         Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                            STEIN ROE MUNICIPAL FUND

-----------------------------------------------------------------------------------------------------------
              1992      1993      1994     1995      1996      1997      1998      1999     2000      2001
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  40.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
  30.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
  20.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
  10.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
             2.39%     1.86%     2.27%     3.36%    3.00%     3.12%     2.95%     2.77%     3.63%    2.40%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
   0.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 -10.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 -20.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 -30.00%
-----------------------------------------------------------------------------------------------------------

     The Fund's year-to-date total             For period shown in bar chart:
     return through March 31, 2002,            Best quarter:  4th quarter, 2000 +0.96
     was [____]%.                              Worst quarter:  4th quarter, 2001 +0.38


                           LIBERTY MUNICIPAL FUND (13)

-----------------------------------------------------------------------------------------------------------
              1992      1993      1994     1995      1996      1997      1998      1999     2000      2001
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  40.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
  30.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
  20.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
  10.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
             2.39%     1.86%     2.26%     3.35%    2.94%     3.07%     2.88%     2.72%     3.58%    2.35%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
  0.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 -10.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 -20.00%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 -30.00%
-----------------------------------------------------------------------------------------------------------

     The Fund's year-to-date total             For period shown in bar chart:
     through March 31, 2002,                   Best quarter:  2nd quarter, 2000 +0.95
     was [____]%.                              Worst quarter:  4th quarter, 2001 +0.36


(13) The Liberty Municipal Fund is offering a new class of shares, Class Z shares, in connection with the Acquisition. Because the Class Z shares have not completed a full calendar year, annual returns shown are for Class A shares, the oldest existing Liberty Municipal Fund class. Class A shares were initially offered on June 16, 1987, and are not being offered in connection with the Acquisition discussed in this prospectus/proxy statement. Performance information for Class A shares shown for periods prior to September 28, 1995, the date the Liberty Municipal Fund converted to a master fund/feeder fund structure, includes returns of the Master Fund. These returns have not been restated to reflect differences in expenses (such as 12b-1 fees) between the Master Fund and Class A shares of the Liberty Municipal Fund. If differences in expenses had been reflected, the returns shown for periods prior to the conversion to a master fund/feeder fund structure would have been different.

     Class Z shares would have substantially similar annual returns as Class A shares because they are invested in the same portfolio of securities and would differ from those shown in the bar chart only to the extent the classes do not have the same expenses (such as Rule 12b-1 fees).

         The following tables list each Fund's average annual total return for its shares, and in the case of the Liberty Municipal Fund, for its Class A shares, for the one-year, five-year and ten-year periods ending December 31, 2001, including applicable sales charges. These tables are intended to provide you with some indication of the risks of investing in the Funds.

For current 7-day yield information, please call 800-338-2550

STEIN ROE MUNICIPAL FUND

                                                    1 YEAR        5 YEARS        10 YEARS
Stein Roe Municipal Fund (%)                         2.40%          2.97%          2.77%

LIBERTY MUNICIPAL FUND (14)

                                                    1 YEAR        5 YEARS        10 YEARS
Class A (%)                                          2.35%         2.92%          2.74%

------

(14) The Liberty Municipal Fund is offering a new class of shares, Class Z shares, in connection with the Acquisition. Because the Class Z shares have not completed a full calendar year, average annual total returns shown are for Class A shares, the oldest existing Liberty Municipal Fund class. Class A shares were initially offered on June 16, 1987 and are not being offered in connection with the Acquisition discussed in this prospectus/proxy statement. Performance information for Class A shares shown for periods prior to September 28, 1995, the date the Liberty Municipal Fund converted to a master fund/feeder fund structure, includes returns of the Master Fund. Although these returns have not been restated to reflect differences in expenses (such as 12b-1 fees) between the Master Fund and Class A shares of the Liberty Municipal Fund, average annual total returns are restated to reflect Class A sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the conversion to a master fund/feeder fund structure would have been different.

     Class Z shares would have substantially similar annual returns as Class A shares because they are invested in the same portfolio of securities and would differ from the average annual total returns shown in the tables only to the extent the classes do not have the same expenses (such as Rule 12b-1 fees) and sales charges.

     Federal Income Tax Consequences

         The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Stein Roe Municipal Fund and the Liberty Municipal Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), for federal income tax purposes:

         - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Stein Roe Municipal Fund or the shareholders of the Stein Roe Municipal Fund as a result of the Acquisition;

         - under Section 358 of the Code, the tax basis of the Liberty Municipal Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Stein Roe Municipal Fund shares;

         - under Section 1223(1) of the Code, your holding period for the Liberty Municipal Fund shares you receive will include the holding period for your Stein Roe Municipal Fund shares if you hold your shares as a capital asset;

         - under Section 1032 of the Code, no gain or loss will be recognized by the Liberty Municipal Fund as a result of the Acquisition;

         - under Section 362(b) of the Code, the Liberty Municipal Fund's tax basis in the assets that the Liberty Municipal Fund receives from the Stein Roe Municipal Fund will be the same as the Stein Roe Municipal Fund's basis in such assets; and

         - under Section 1223(2) of the Code, the Liberty Municipal Fund's holding period in such assets will include the Stein Roe Municipal Fund's holding period in such assets.

         The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of each Fund's Trust. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

         This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF THE MUNICIPAL TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

     Required Vote for the Proposal

         Approval of the Agreement and Plan of Reorganization dated [April ___], 2002, among the Municipal Trust on behalf of the Stein Roe Municipal Fund, Trust IV on behalf of the Liberty Municipal Fund and Columbia will require the affirmative vote of a majority of the shares of the Stein Roe Municipal Fund voted. A vote of the shareholders of the Liberty Municipal Fund is not needed to approve the Acquisition.

                                     GENERAL

VOTING INFORMATION

         The Trustees of the Municipal Trust are soliciting proxies from the shareholders of the Stein Roe Municipal Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on June 28, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about [May ___], 2002.

     Information About Proxies and the Conduct of the Meeting

         Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Stein Roe Municipal Fund or by employees or agents of Columbia and its affiliated companies. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the
solicitation of proxies, at an estimated cost of $[       ].

     Voting Process

         You can vote in any one of the following ways:

         a.   By mail, by filling out and returning the enclosed proxy card;
         b.   By phone or Internet (see enclosed proxy insert for instructions);
              or
         c.   In person at the Meeting.

         Shareholders who owned shares on the record date, April 17, 2002, are entitled to vote at the Meeting. For each share that you hold, you are entitled to cast a number of votes equal to the net asset value of a share (or fractional share) determined at the close of business on the record date. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

         Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Stein Roe Municipal Fund and the Liberty Municipal Fund are approximately $0 and $6,387, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the Stein Roe Municipal Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, Columbia will bear the costs of the failed Acquisition which would otherwise have been borne by the Stein Roe Municipal Fund and the Liberty Municipal Fund.

         Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Stein Roe Municipal Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

         Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Stein Roe Municipal Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Stein Roe Municipal Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Stein Roe Municipal Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

         Advisor's and Underwriter's Addresses. The address of the Master Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Chicago, Illinois 60606. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

         Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of April 17, 2002, for each class of the Stein Roe Municipal Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.

         Adjournments; Other Business. If the Stein Roe Municipal Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Stein Roe Municipal Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

         The Meeting has been called to transact any business that properly comes before it. The only business that management of the Stein Roe Municipal Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Stein Roe Municipal Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

         Shareholder Proposals at Future Meetings. Neither the Municipal Trust nor Trust IV holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of the Municipal Trust or Trust IV, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [April   ], 2002 is
by and among Liberty-Stein Roe Funds Municipal Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated October 6, 1987, as amended, on behalf of the Stein Roe Municipal Money Market Fund (the "Acquired Fund"), a series of the Trust, Liberty Funds Trust IV (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated August 29, 1978, as amended, on behalf of the Liberty Municipal Money Market Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4. With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1. The Closing Date shall be on             , 2002, or on such other date
          as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Liberty Municipal Money Market Fund."

     3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended June 30, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended December 31, 2001, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (g) Since December 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2001, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended June 30, 2001, of the Acquiring Fund, audited by Ernst & Young LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended December 31, 2001, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class Z shares having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
             5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2. The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph
             5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after June 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after June 30, 2001, and on or prior to the Closing Date.

     7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2. On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring

Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (f) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (g) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (h) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, one hundred percent (100%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, thirteen percent (13%) of such expenses shall be borne by the Acquiring Trust, on behalf of the Acquiring Fund, and eighty-seven percent (87%) of such expenses shall be borne by Columbia. The foregoing sentence shall be subject, however, to any undertaking by Columbia to Liberty Funds Trust I, II, III, IV, V, VI, VII and IX (or any of their series) (collectively, the "Liberty Trusts") to limit the aggregate expenses (other than fees paid to governmental authorities for the registration or qualification of shares of the Liberty Trusts) of the transactions contemplated by this Agreement and other transactions involving the Liberty Trusts.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

   10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

   11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

        If the transactions contemplated by this Agreement have not been
        substantially completed by                , 2002, this Agreement shall
        automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

   11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty-Stein Roe Funds Income Trust, One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary or to Liberty Funds Trust I, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY-STEIN ROE FUNDS
                                          MUNICIPAL TRUST
                                          on behalf of Stein Roe Municipal
                                          Money Market Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          LIBERTY FUNDS TRUST IV
                                          on behalf of Liberty Municipal
                                          Money Market Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE STEIN ROE MUNICIPAL FUND

         For the Stein Roe Municipal Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of April 17, 2002, was as follows:

                                                        NUMBER OF SHARES
                                                        OUTSTANDING AND
FUND                                                    ENTITLED TO VOTE
----                                                    ----------------
STEIN ROE MUNICIPAL FUND............................

OWNERSHIP OF SHARES

         As of April 17, 2002, each Trust believes that the Trustees and officers of the respective Trusts, as a group, owned less than one percent of each class of shares of each Fund and of each Trust as a whole. As of April 17, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

                                                                                     NUMBER OF      PERCENTAGE OF
                                                                                    OUTSTANDING      OUTSTANDING
                                                                                     SHARES OF     SHARES OF CLASS
FUND AND CLASS                           NAME AND ADDRESS OF SHAREHOLDER            CLASS OWNED         OWNED
--------------                           -------------------------------            -----------         -----
STEIN ROE MUNICIPAL FUND













LIBERTY MUNICIPAL FUND

    Class Z..................

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

         As of April 17, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Liberty Municipal Fund upon consummation of the Acquisition:

                                                                                                 PERCENTAGE OF
                                                                                             OUTSTANDING SHARES OF
                                                                                               CLASS OWNED UPON
                                                                                                CONSUMMATION OF
FUND AND CLASS                                  NAME AND ADDRESS OF SHAREHOLDER                   ACQUISITION
--------------                                  -------------------------------                   -----------
STEIN ROE MUNICIPAL FUND













LIBERTY MUNICIPAL FUND

    Class A.....................

    Class B.....................

    Class C.....................

                                                                      APPENDIX C

                                 CAPITALIZATION

         The following table shows on an unaudited basis the capitalization of each of the Stein Roe Municipal Fund and the Liberty Municipal Fund as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Stein Roe Municipal Fund by the Liberty Municipal Fund at net asset value as of that date:

                                                                                                           LIBERTY
                                         STEIN ROE             LIBERTY                                  MUNICIPAL FUND
                                         MUNICIPAL             MUNICIPAL            PRO FORMA             PRO FORMA
                                           FUND                  FUND              ADJUSTMENTS           COMBINED(1)
                                       ------------          ------------          ------------          ------------
Stein Roe Municipal Fund shares
Net Asset Value .............          $115,078,933                                $(115,078,933)
Shares outstanding ..........           115,053,192                                 (115,053,192)
Net Asset Value per share....          $       1.00

Class A
Net asset value..............                                $ 11,085,603           $     (5,959)(4)     $ 11,079,644
Shares outstanding...........                                  11,094,416                                  11,094,416
Net asset value per share....                                        1.00                                        1.00

Class B
Net asset value..............                                $    627,818                   (337)(4)     $    627,481
Shares outstanding...........                                     627,725                                     627,725
Net asset value per share....                                        1.00                                        1.00

Class C
Net asset value..............                                $    168,876                    (91)(4)     $    168,785
Shares outstanding...........                                     168,907                                     168,907
Net asset value per share....                                        1.00                                        1.00

Class Z (2)
Net asset value..............                                                       $115,078,933(3)      $115,078,933
Shares outstanding...........                                                        115,078,933(3)       115,078,933
Net asset value per share....                                                                                    1.00

----------
(1) Assumes the Acquisition was consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Municipal Fund will be received by the shareholders of the Stein Roe Municipal Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Municipal Fund that actually will be received on or after such date.

(2) As of February 28, 2002, there were no Class Z shares of the Liberty Municipal Fund outstanding. Stein Roe Municipal Fund shareholders will receive Class Z shares of the Liberty Municipal Fund on the date of the Acquisition.

(3) Includes net assets attributable to, and shares outstanding of, the Stein Roe Municipal Fund.

(4) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $0 and $6,387 to be borne by the Stein Roe Municipal Fund and the Liberty Municipal Fund, respectively.

                                                                      APPENDIX D


LIBERTY MUNICIPAL MONEY MARKET FUND -- FINANCIAL HIGHLIGHTS
Selected data for a share outstanding
throughout each period is as follows:


                                                 (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED                         YEAR ENDED JUNE 30,
                                                 DECEMBER 31,  --------------------------------------------------------
          CLASS A SHARES                             2001         2001        2000        1999        1998        1997
-----------------------------------             -------------  ----------  ----------  ----------  ----------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD             $  1.000      $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
                                                 --------      ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                           0.009(b)       0.033(b)    0.032(c)    0.026(c)    0.030(c)    0.029(c)
                                                 --------      ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                         (0.009)        (0.033)     (0.032)     (0.026)     (0.030)     (0.029)
                                                 --------      ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                   $  1.000      $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
                                                 --------      ---------   ---------   ---------   ---------   ---------
Total return (d)(e)                                  0.87%(f)       3.31%       3.20%       2.68%       3.03%       2.98%
                                                 --------      ---------   ---------   ---------   ---------   ---------
RATIOS TO AVERAGE NET ASSETS:
Expenses (a)                                         0.75%(g)       0.75%       0.75%       0.75%       0.75%       0.75%
Net Investment Income (a)                            1.74%(g)       3.27%       3.15%       2.66%       3.02%       2.94%
Waiver/Reimbursement (a)                             0.57%(g)       0.80%       0.69%       0.75%       0.70%       0.46%
Net assets, end of period (000's)                $ 11,964       $ 12,386    $ 13,362    $ 12,604    $ 16,389    $ 18,450

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the SR&F Municipal Money Market Portfolio.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net of fees and expenses waived or borne by the Administrator which amounted to $0.007 per share for the periods ended June 30, 2000, 1999 and 1998 and $0.005 for the period ended June 30, 1997.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Administrator not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

Selected data for a share outstanding
throughout each period is as follows:



                                                  (UNAUDITED)
                                                  SIX MONTHS
                                                     ENDED                         YEAR ENDED JUNE 30,
                                                 DECEMBER 31,
          CLASS B SHARES                             2001         2001         2000        1999        1998       1997
-----------------------------------             -------------  ----------   ----------  ----------  ----------  --------
NET ASSET VALUE, BEGINNING OF PERIOD             $  1.000      $  1.000     $  1.000    $  1.000    $  1.000    $  1.000
                                                 --------      --------     --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                           0.004(b)      0.023(b)     0.022(c)    0.016(c)    0.023(c)    0.021(c)
                                                 --------      --------     --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                         (0.004)       (0.023)      (0.022)     (0.016)     (0.023)     (0.021)
                                                 --------      --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                   $  1.000      $  1.000     $  1.000    $  1.000    $  1.000    $  1.000
                                                 --------      --------     --------    --------    --------    --------
Total return (d)(e)                                  0.37%(f)      2.37%        2.17%       1.65%       2.31%       2.12%
                                                 --------      --------     --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS:
Expenses (a)                                         1.75%(g)      1.75%        1.75%       1.75%       1.48%       1.66%
Net investment income (a)                            0.76%(g)      2.27%        2.15%       1.66%       2.29%       2.03%
Waiver/Reimbursement (a)                             0.57%(g)      0.80%        0.69%       0.75%       0.70%       0.46%
Net assets, end of period (000's)                $    551      $    223     $    677    $  1,099    $  1,270    $  1,203

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the SR&F Municipal Money Market Portfolio.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net of fees and expenses waived or borne by the Administrator which amounted to $0.007 per share for the periods ended June 30, 2000, 1999 and 1998 and $0.005 for the period ended June 30, 1997.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Administrator and/or the Distributor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

Selected data for a share outstanding
throughout each period is as follows:


                                                    (UNAUDITED)
                                                    SIX MONTHS
                                                       ENDED                       YEAR ENDED JUNE 30,
                                                   DECEMBER 31,
CLASS C SHARES                                         2001        2001          2000           1999       1998 (A)
-----------------------------------               ------------- ----------  -------------  -------------  -----------
NET ASSET VALUE, BEGINNING OF
PERIOD                                             $  1.000      $ 1.000     $  1.000       $  1.000      $  1.000
                                                   --------      -------     --------       --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                             0.007(c)     0.029(c)     0.028(d)(e)    0.022(d)(e)   0.024(d)(e)
                                                   --------      -------     --------       --------      --------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                           (0.007)      (0.029)      (0.028)        (0.022)       (0.024)
                                                   --------      -------     --------       --------      --------
NET ASSET VALUE, END OF PERIOD                     $  1.000      $ 1.000     $  1.000       $  1.000      $  1.000
                                                   --------      -------     --------       --------      --------
Total return (f)(g)                                    0.67%(h)     2.89%        2.78%          2.27%         2.40%(h)
                                                   --------      -------     --------       --------      --------
RATIOS TO AVERAGE NET ASSETS:
Expenses (b)                                           1.15%(i)     1.15%        1.15%(e)       1.15%(e)      1.15%(e)(i)
Net investment income (b)                              1.34%(i)     2.87%        2.75%(e)       2.26%(e)      2.62%(e)(i)
Waiver/Reimbursement (b)                               1.17%(i)     1.40%        0.69%          0.75%         0.70%(i)
Net assets, end of period (000's)                  $    282      $   390     $    221       $    178      $    176

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(b) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the SR&F Municipal Money Market Portfolio.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net of fees and expenses waived or borne by the Administrator which amounted to $0.007 per share for the periods ended June 30, 2000, 1999 and 1998.

(e) Net of fees waived by the Distributor which amounted to $0.006 per share and 0.60% for the periods ended June 30, 2000 and 1999 and $0.005 per share and 0.60% (annualized) for the period ended June 30, 1998.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Administrator and/or the Distributor not waived a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  Annualized

                                                                      APPENDIX E

                            INFORMATION APPLICABLE TO
               LIBERTY MUNICIPAL MONEY MARKET FUND CLASS Z SHARES

Only Eligible Investors may purchase Class Z shares of the Liberty Municipal Fund, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder of a Stein Roe Fund (i) whose shares were redesignated as Class Z shares or who received Class Z shares of another fund distributed by Liberty Funds Distributor, Inc., the Liberty Municipal Fund's distributor, in exchange for his or her shares in the Stein Roe Fund in connection with a reorganization involving such Stein Roe Fund and the other fund, and (ii) who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Liberty Municipal Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to own shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Liberty Municipal Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-        any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker-dealer; and

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Liberty Municipal Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Liberty Municipal Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Liberty Municipal Fund and its shareholders.

                             LIBERTY FUNDS TRUST IV

                       LIBERTY MUNICIPAL MONEY MARKET FUND

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 May [___], 2002

      This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Stein Roe Municipal Money Market Fund (the "Acquired Fund"), a series of Liberty-Stein Roe Funds Municipal Trust, by the Liberty Municipal Money Market Fund (the "Acquiring Fund"), a series of Liberty Funds Trust IV.

      This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated May [___], 2002 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.       Additional Information about the Acquiring Fund and the Acquired Fund.....................   2
II.      Financial Statements......................................................................   2

      I. Additional Information about the Acquiring Fund and the Acquired Fund.

      Attached hereto as Appendix A is the Statement of Additional Information for the Acquiring Fund dated November 1, 2001, including a supplement to that Statement of Additional Information dated November 2, 2001.

      Attached hereto as Appendix B is updated information relating to the Trustees of Liberty Funds Trust IV.

      II. Financial Statements.

      This SAI is accompanied by the Annual Report for the year ended June 30, 2001, and the Semi-Annual Report for the six months ended December 31, 2001, of the Acquiring Fund, which reports contain historical financial information regarding such Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

      Pro forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages. The Schedule of Portfolio Investments is omitted because each of the Acquiring Fund and the Acquired Fund invest substantially all of their assets in the SR&F Municipal Money Market Portfolio as part of a master fund/feeder fund structure.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                          DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   SR&F         STEIN ROE         LIBERTY
                                                MUNICIPAL       MUNICIPAL        MUNICIPAL
                                               MONEY MARKET    MONEY MARKET     MONEY MARKET        PRO FORMA         PRO FORMA
                                                PORTFOLIO          FUND             FUND           ADJUSTMENTS         COMBINED
                                              -------------    -------------    -------------    ---------------    ---------------
ASSETS
Investments, at value                         $ 121,814,110    $ 108,694,670    $  12,775,922    $(121,470,592){a)  $ 121,814,110
Receivable for:
   Investments sold                                 742,875               --               --                             742,875
   Fund shares sold                                      --        1,134,197           18,325                           1,152,522
   Interest                                         486,101               --               --                             486,101
Expense reimbursement due from Administrator             --            9,522            7,998                              17,520
Deferred Trustees' compensation plan                    324              625            2,409                               3,358
Other assets                                         15,719               --            4,634                              20,353
                                              -------------    -------------    -------------                       -------------
     Total Assets                               123,059,129      109,839,014       12,809,288                         124,236,839
                                              -------------    -------------    -------------                       -------------

LIABILITIES

Payable to custodian bank                             1,295               --               --                               1,295
Payable for:
   Investments purchased                          1,505,020               --               --                           1,505,020
   Fund shares repurchased                               --          936,319              677                             936,996
   Distributions                                         --           34,661              821                              35,482
   Management fee                                    26,104               --               --                              26,104
   Administration fee                                    --           23,406            2,496                              25,902
   Bookkeeping fee                                    2,304            3,439            1,227                               6,970
   Tranfer agent fee                                    560            8,515            2,738                              11,813
Deferred Trustees' fee                                  324              625            2,409                               3,358
Other liabilities                                    52,930           10,090            1,919            6,387{c}          71,326
                                              -------------    -------------    -------------                       -------------
     Total Liablities                             1,588,537        1,017,055           12,287                           2,624,266
                                              -------------    -------------    -------------                       -------------
NET ASSETS                                    $ 121,470,592    $ 108,821,959    $  12,797,001                       $ 121,612,573
                                              =============    =============    =============                       =============

Paid in capital                                                $ 108,828,648    $  12,803,690                       $ 121,632,338
Undistributed net investment income                                   44,862              828           (6,387){c}         39,303
Accumulated net realized loss on investments                         (51,551)          (7,517)                            (59,068)
                                                               -------------    -------------                       -------------
NET ASSETS                                                     $ 108,821,959    $  12,797,001                       $ 121,612,573
                                                               =============    =============                       =============

Net assets - Class A                                           $          --    $  11,964,326           (5,959){c}  $  11,958,367
                                                               =============    =============                       =============
Shares outstanding - Class A                                              --       11,973,746                          11,973,746
                                                               =============    =============                       =============
Net asset value and redemption
   price per share - Class A                                   $          --    $        1.00(a)                    $        1.00(a)
                                                               =============    =============                       =============

Net assets - Class B                                           $          --    $     550,771             (337){c}  $     550,434
                                                               =============    =============                       =============
Shares outstanding - Class B                                              --          550,878                             550,878
                                                               =============    =============                       =============
Net asset value and offering
   price per share - Class B                                   $          --    $        1.00(a)                    $        1.00(a)
                                                               =============    =============                       =============

Net assets - Class C                                           $          --    $     281,904              (91){c}  $     281,813
                                                               =============    =============                       =============
Shares outstanding - Class C                                              --          282,131                             282,131
                                                               =============    =============                       =============
Net asset value and offering
   price per share - Class C                                   $          --    $        1.00(a)                    $        1.00(a)
                                                               =============    =============                       =============

Net assets - Class S                                           $ 108,821,959    $          --     (108,821,959){b}  $          --
                                                               =============    =============                       =============
Shares outstanding - Class S                                     108,778,947               --     (108,778,947){b}             --
                                                               =============    =============                       =============
Net asset value, offering and redemption
   price per share - Class S                                   $        1.00    $          --                       $          --
                                                               =============    =============                       =============

Net assets - Class Z                                           $          --    $          --      108,821,959{b}   $ 108,821,959
                                                               =============    =============                       =============
Shares outstanding - Class Z                                              --               --      108,821,959{b}     108,821,959
                                                               =============    =============                       =============
Net asset value, offering and redemption
   price per share - Class Z                                   $          --    $          --                                1.00
                                                               =============    =============                       =============

Investments, at cost                          $ 121,814,110                                                         $ 121,814,110
                                              -------------                                                         -------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

{a} Due to elimination of master/feeder structure.
{b} Class S shares redesignated as Class Z shares.
{c} Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $0 and $6,387 to be borne by Stein Roe Municipal Money Market Fund and Liberty Municipal Money Market Fund, respectively.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                For the Year Ended December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                         SR&F         Stein Roe      Liberty
                                                       Municipal      Municipal     Municipal
                                                     Money Market   Money Market   Money Market    Pro Forma        Pro Forma
                                                       Portfolio        Fund           Fund        Adjustments       Combined
                                                     ------------   ------------   ------------   ------------     ------------
Investment Income
Interest                                             $ 3,918,263    $ 3,525,137    $   387,217    $(3,918,263){a}  $ 3,912,354

EXPENSES
Management fee                                           314,865             --             --                         314,865
Expenses allocated from Portfolio                             --        357,609         40,432       (398,041){a}           --
Administration fee                                            --        282,431         31,553                         313,984
Service fee - Class B                                         --             --            966                             966
Service fee - Class C                                         --             --            679                             679
Distribution fee - Class B                                    --             --          2,898                           2,898
Distribution fee - Class C                                    --             --          2,039                           2,039
Bookkeeping fee                                           18,476         34,607         11,625        (17,269){b}       47,439
Transfer agent fee                                         6,030        188,719         27,110          3,083{b}       224,942
Custody fee                                                6,327          1,204          3,108                          10,639
Other expenses                                            55,021         72,859         65,562        (73,642){c}      119,800
                                                     -----------    -----------    -----------                     -----------
   Total Expenses                                        400,719        937,429        185,972                       1,038,251
Fees and expenses waived or borne by Administrator            --       (144,667)       (92,109)        79,882{d}      (156,894)
Fees waived by Distributor - Class C                          --             --         (1,632)                         (1,632)
Custody credits earned                                    (2,678)            --             --                          (2,678)
                                                     -----------    -----------    -----------                     -----------
   Net Expenses                                          398,041        792,762         92,231                         877,048
                                                     -----------    -----------    -----------                     -----------
   Net Investment Income                               3,520,222      2,732,375        294,986                       6,953,569
                                                     -----------    -----------    -----------                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized loss on investments                         (11,053)        (5,409)        (5,644)        11,053{a}       (11,053)
                                                     -----------    -----------    -----------                     -----------
Increase in Net Assets from Operations               $ 3,509,169    $ 2,726,966    $   289,342                     $ 6,942,516
                                                     ===========    ===========    ===========                     ===========

{a} Due to elimination of master/feeder structure.
{b} Based on new fee structure effective 7/1/01.
{c} Decrease due to economies of scale achieved by merging the funds. {d} Due to new expense structure of surviving fund.

                                                                      APPENDIX A

                       LIBERTY MUNICIPAL MONEY MARKET FUND
                       A SERIES OF LIBERTY FUNDS TRUST IV
                       Statement of Additional Information
                                November 1, 2001

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Liberty Municipal Money Market Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated November 1, 2001. This SAI should be read together with the Prospectus and the Fund's most recent annual report dated June 30, 2001. Investors may obtain a free copy of the Prospectus and the annual report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the Fund's June 30, 2001 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

PART 1                                                                      PAGE
Definitions                                                                   b
Organization and History                                                      b
Investment Goal and Policies                                                  b
Fundamental Investment Policies                                               c
Other Investment Policies                                                     d
Fund Charges and Expenses                                                     d
Investment Performance                                                        j
Custodian of the Fund                                                         k
Independent Auditors/Accountants of the Fund                                  k
Information Concerning the Portfolio                                          k

PART 2

Miscellaneous Investment Practices                                            1
Taxes                                                                        13
Management of the Funds                                                      16
Determination of Net Asset Value                                             22
How to Buy Shares                                                            24
Special Purchase Programs/Investor Services                                  24
Programs for Reducing or Eliminating Sales Charges                           25
How to Sell Shares                                                           28
Distributions                                                                30
How to Exchange Shares                                                       30
Suspension of Redemptions                                                    30
Shareholder Liability                                                        31
Shareholder Meetings                                                         31
Performance Measures                                                         31
Appendix I                                                                   34
Appendix II                                                                  40




                                        a

                                     PART 1
                       LIBERTY MUNICIPAL MONEY MARKET FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2001

DEFINITIONS

      "Trust"             Liberty Funds Trust IV
      "Fund"              Liberty Municipal Money Market Fund
      "Administrator"     Colonial Management Associates, Inc., the Fund's
                          administrator
      "LFD"               Liberty Funds Distributor, Inc., the Fund's
                          distributor
      "LFS"               Liberty Funds Services, Inc., the Fund's shareholder
                          services and transfer agent
      "Base Trust"        SR&F Base Trust, a Massachusetts business trust
      "Portfolio"         SR&F Municipal Money Market Portfolio, a series of the
                          Base Trust
      "Advisor"           Stein Roe & Farnham Incorporated, the Portfolio's
                          investment advisor

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1978. The Fund is the successor to Colonial Tax-Exempt Money Market Trust, which was organized in 1987 as a Massachusetts business trust. The Fund, a diversified series of the Trust, represents the entire interest in a separate portfolio of the Trust. The Fund commenced investment operations on June 16, 1987. [SEE PROSPECTUS NOTE FOR REASON FOR THIS CHANGE TO BE MADE AT NEXT ANNUAL UPDATE]

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

The Fund changed its name from "Colonial Tax-Exempt Money Market" to "Colonial Municipal Money Market Fund" on September 28, 1995. The Fund changed its name from "Colonial Municipal Money Market Fund" to "Liberty Tax-Exempt Money Market Fund" on July 14, 2000. The Fund changed its name from "Liberty Tax-Exempt Money Market Fund" to its current name on October 26, 2000. The Trust changed its name from "Colonial Trust II" to its current name on April 1, 1999.

INVESTMENT GOAL AND POLICIES

As described in the Fund's Prospectus, the Fund currently seeks to achieve its investment goal by investing all of its assets in the Portfolio. Part 1 of this SAI includes additional information concerning the Fund and the Portfolio including, among other things, a description of the Fund's and the Portfolio's fundamental investment policies. Except where otherwise indicated, references to the Fund in connection with descriptions of investment policies and practices shall include the Portfolio. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the
Portfolio:

      Short-term Trading
      Tender Option Bonds
      Repurchase Agreements
      Reverse Repurchase Agreements
      Money Market Instruments
      Forward Commitments
      Participation Interests
      Stand-by Commitments

Except as indicated below under "Fundamental Investment Policies," the Fund's and the Portfolio's investment policies are not fundamental, and the Fund's or the Portfolio's Trustees may change the policies without shareholder approval.


                                        b

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (1940 Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Portfolio, as applicable, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, an issuer is the entity whose revenues support the security.

As fundamental policies, neither the Fund nor the Portfolio may:

1. Invest in a security if, with respect to 75% of the Portfolio's assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), except (1) in the case of a guarantor of securities (including an issuer of a letter of credit), the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by the Fund or the Portfolio and guaranteed by such guarantor (plus any other investments of the Fund or the Portfolio in securities issued by the guarantor) does not exceed 10% of the Fund's or the Portfolio's total assets, (2) this restriction does not apply to U.S. government securities or repurchase agreements for such securities and (3) the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies(1);
2. Purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements);
3. Make loans, although the Portfolio may (a) participate in an interfund lending program with other Stein Roe Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly-distributed or privately placed debt securities;
4. Borrow, except that it may (a) borrow for non-leveraging, temporary or emergency purposes, and (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; the Portfolio and the Fund may borrow from banks, other Stein Roe Funds, and other persons to the extent permitted by applicable law;
5. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund or the Portfolio, except as may be necessary in connection with borrowings permitted in (4) above;
6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry;
7. Purchase portfolio securities for the Fund or the Portfolio from, or sell portfolio securities to, any of the officers, directors or trustees of the Trust, the Base Trust or the Portfolio's investment advisor;
8. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs;
9.    Purchase any securities other than those described in the Prospectus;
10.   Issue any senior securities except to the extent permitted under the 1940
      Act;
11. Purchase or sell real estate (other than Municipal Securities or money market securities secured by real estate or interests therein or such securities issued by companies which invest in real estate or interests therein); and
12. Act as an underwriter of securities, except that the Fund or the Portfolio may participate as part of a group in bidding, or bid alone, for the purchase of Municipal Securities directly from an issuer for the Fund's or the Portfolio's own portfolio.

----------
(1) Notwithstanding the foregoing, and in accordance with Rule 2a-7 under the 1940 Act (Rule), the Fund or the Portfolio will not, immediately after the acquisition of any security (other than a government security or certain other securities as permitted under the Rule) invest more than 5% of its assets in the securities of any one issuer; provided, however, that the Fund or the Portfolio may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three business days after the purchase thereof.


                                        c

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, neither the Fund nor the Portfolio may:

1. Own more than 10% of the outstanding voting securities of an issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies;
2. Invest in companies for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies;
3. Make investments in the securities of other investment companies, except in connection with a merger, consolidation, or reorganization, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies;
4. Invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;
5. Sell securities short unless (1) the Fund or the Portfolio owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (2) the securities sold are "when-issued" or "when-distributed" securities which the Fund or the Portfolio expects to receive in a recapitalization, reorganization or other exchange for securities the Fund or the Portfolio contemporaneously owns or has the right to obtain, and provided that the Fund or the Portfolio may purchase stand-by commitments and securities subject to a demand feature entitling the Portfolio to require sellers of securities to the Fund or the Portfolio to repurchase them upon demand by the Fund or the Portfolio; and
6. Purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

FUND CHARGES AND EXPENSES

Aggregate Fund expenses include the Fund's proportionate share of the expenses of the Portfolio, which are borne indirectly by the Fund, and the Fund's direct expenses. The Portfolio's expenses include (i) a management fee paid to the Advisor at the annual rate of 0.25% of the Portfolio's average daily net assets,
(ii) a pricing and bookkeeping fee of $25,000 plus 0.0025% annually of average daily net assets over $50 million, (iii) a monthly transfer agent fee of $500, and (iv) custody, legal and audit fees and other miscellaneous expenses. The Fund's direct expenses include the following:

            (i) an administrative fee paid to the Administrator at the annual rate of 0.25% of average daily net assets,

            (ii) Shareholders' servicing and transfer agency fee paid to LFS, located at One Financial Center, Boston, Massachusetts 02111, prior to July 1, 2001, at the annual rate of 0.07% of the average daily closing value of the total net assets of the Fund for such month. In addition to this compensation, the Fund paid LFS the following fees:

                  (1) A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS
                  (2) An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
                  (3) An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
                  (4) The Fund's allocated share of reimbursement for the out-of-pocket expenses of LFS.

                  Effective July 1, 2001, the shareholders' servicing and transfer agency fee arrangement between LFS and the Fund was revised so that the Fund pays the following fees:

                  - An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
                  - An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus
                  - A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus
                  - A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus


                                        d

                  - The Fund's allocated share of reimbursement for the out-of-pocket expenses of LFS, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24 of such one-time expenses per month.

            (iii) the Rule 12b-1 fees paid to LFD described below,

            (iv) a pricing and bookkeeping fee paid to the Administrator, prior to July 1, 2001, at the rate of $1,500 per month plus the following percentages of the Fund's average daily net assets over $50 million:

                                 0.0233 annually on the next $950 million
                                 0.0167 annually on the next $1 billion
                                 0.0100 annually on the next $1 billion
                                 0.0007 annually on the excess over $3 billion

                  Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Administrator receives from the Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

                  -     An annual flat fee of $5,000, paid monthly; and
                  - In any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

                  [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

                  The Fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

                  Under a separate accounting and bookkeeping agreement, the Advisor receives an annual flat fee of $10,000 from the Portfolio, paid monthly (which is borne indirectly by each feeder fund in proportion to the fund's investment in the Portfolio).

            (v) custody, legal and audit fees and other miscellaneous expenses.

RECENT FEES PAID TO THE ADVISOR, ADMINISTRATOR, LFD AND LFS (dollars in thousands)

                                                            Year ended June 30
                                                  2001             2000             1999
Administration fee                               $  32            $  37           $  37
Management fee (Portfolio)                         320              316             339
Bookkeeping fee                                     18               18              18
Shareholder service and transfer agent fee          28               37              35
Fees and expenses waived or
   borne by the Administrator                     (104)            (103)           (111)
12b-1 fees:
   Service fee (Class B)                             1                2               2
   Service fee (Class C)                             1                1             (a)
   Distribution fee (Class B)                        4                8               8
   Distribution fee (Class C)                        2                2               1
   Fees waived by LFD (Class C)                     (1)              (2)             (1)

(a)   Rounds to less than one.


                                      e

BROKERAGE COMMISSIONS

The Fund did not pay brokerage commissions during the fiscal years ended June 30, 2001, 2000 and 1999.

TRUSTEES AND TRUSTEES' FEES

For the fiscal year ended June 30, 2001 and the calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees(b):

                                                                                    Total Compensation from the Liberty Fund
                                 Aggregate Compensation From the Fund for       Complex Paid to the Trustees for the Calendar
                                           the Fiscal Year Ended                                   Year Ended
Trustee                                        June 30, 2001                                  December 31, 2000(c)
Tom Bleasdale(d)(e)                             $263(f)                                             $106,000(f)
John V. Carberry(g)                              N/A                                                     N/A
Lora S. Collins(d)(e)                            242                                                  96,000
James E. Grinnell(d)(e)                          263                                                 102,000
Douglas A. Hacker(h)                             198                                                       0
Janet Langford Kelly(h)                          194                                                       0
Richard W. Lowry                                 448                                                  99,000
Salvatore Macera                                 450                                                  98,000
William E. Mayer                                 439                                                 100,000
James L. Moody, Jr.(d)(e)                        263(i)                                              105,000(i)
Charles R. Nelson(h)                             198                                                       0
John J. Neuhauser                                453                                                 101,252
Joseph R. Palombo(j)                             N/A                                                     N/A
Thomas E. Stitzel                                437                                                  97,000
Robert L. Sullivan(k)                              0                                                  34,033
Thomas C. Theobald(h)                            201                                                       0
Anne-Lee Verville                                448(l)                                               94,667(l)

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c) At December 31, 2000, the complex consisted of 49 open-end and 9 closed-end management investment company portfolios in the Liberty Funds Group - Boston (Liberty Funds) and 17 open-end management investment portfolios in the Liberty Variable Investment Trust (LVIT) (together, the Liberty Fund Complex).
(d) Resigned as Trustee of the Trust and the Liberty Fund Complex on December 27, 2000.
(e) In conjunction with the combination of the Boston and Chicago Boards, Ms. Collins and Messrs. Bleasdale, Grinnell and Moody retired. Since they retired prior to the Board's mandatory retirement age, they will receive Trustee retirement payments of $192,000, $154,500, $75,000 and $182,000 respectively.
(f) For the fiscal year ended June 30, 2001, compensation includes $133 payable in later years as deferred compensation. For the calendar year ended December 31, 2000, compensation includes $52,000 payable in later years as deferred compensation.
(g) Resigned as Trustee of the Trust and the Liberty Fund Complex on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and employee of Liberty Financial.
(h)   Elected by the shareholders of the Fund on December 23, 2000.
(i) Total compensation of $263 for the fiscal year ended June 30, 2001 was paid on January 31, 2001. Total compensation of $105,000 for the calendar year ended December 31, 2000 was paid on January 31, 2000.
(j) Elected by the Trustees of the Liberty Fund Complex on August 23, 2000. Elected by the shareholders of the Fund on December 27, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and employee of the Administrator.
(k) Retired as Trustee of the Trust and the Liberty Fund Complex on April 20, 2000.
(l) Total compensation of $448 for the fiscal year ended June 30, 2001, will be payable in later years as deferred compensation. Total compensation of $94,667 for the calendar year ended December 31, 2000, will be payable in later years as deferred compensation.


                                        f

The following table sets forth the compensation paid to Ms. Kelly and Messrs. Hacker, Nelson and Theobald in their capacities as Trustees of the Stein Roe Fund Complex (m):

                                    Total Compensation from the Stein Roe
                                    Fund Complex Paid to the Trustees for
                                    the Calendar Year Ended December 31,
  TRUSTEE                           2000
  Douglas A. Hacker                               $98,100
  Janet Langford Kelly                             93,600
  Charles R. Nelson                                98,100
  Thomas C. Theobald                               98,100

(m) As of December 31, 2000, the Stein Roe Fund Complex consisted of the Liberty Floating Rate Fund, the Stein Roe Floating Rate Limited Liability Company, Liberty-Stein Roe Institutional Floating Rate Income Fund, and the following open-end mutual funds: 4 series of Liberty-Stein Roe Funds Income Trust, 4 series of Liberty-Stein Roe Funds Municipal Trust, 12 series of Liberty-Stein Roe Funds Investment Trust, 4 series of Liberty-Stein Roe Advisor Trust, 1 series of Liberty-Stein Roe Funds Trust, 12 portfolios of SR&F Base Trust, and 5 series of SteinRoe Variable Investment Trust.

As of the shareholder meeting on December 27, 2000, the Liberty Fund Complex and the Stein Roe Fund Complex were merged into one fund complex (Fund Complex). Effective December 27, 2000, the Trustees serve as Trustees for all the Funds in both the Liberty Fund Complex and the Stein Roe Fund Complex.

For the calendar year ended December 31, 2000, some of the Trustees received the following compensation in their capacities as trustees or directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (n) (together, Liberty All-Star Funds):

                                             Total Compensation From
                                     Liberty All-Star Funds for the Calendar
Trustee                                  Year Ended December 31, 2000(o)
Robert J. Birnbaum                                   $25,000
John V. Carberry(p)                                    N/A
James E. Grinnell                                     25,000
Richard W. Lowry                                      25,000
William E. Mayer                                      25,000
John J. Neuhauser                                     25,000
Joseph R. Palombo(q)                                   N/A

(n) On January 25, 2001, the shareholders of Liberty All-Star Growth & Income Fund, the only series of Liberty Funds Trust IX, approved the acquisition of the Liberty All-Star Growth & Income Fund by Liberty Growth & Income Fund, one of the funds in the Liberty Fund Complex. The acquisition was effected on February 9, 2001.
(o) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).
(p) Resigned as Trustee and Director of the Liberty All-Star Funds on August 4, 2000. Mr. Carberry did not receive compensation because he was an affiliated Trustee and Director and employee of Liberty Financial.
(q) Elected by the Trustees and Directors of the Liberty All-Star Funds on October 25, 2000. Mr. Palombo does not receive compensation because he is an affiliated Trustee and Director and employee of the Administrator. Because Mr. Palombo is an "interested person" of LAMCO, he resigned his position as a Trustee and Director of the Liberty All-Star Funds on November 1, 2001, in connection with the Liberty Financial acquisition by Fleet National Bank.

OWNERSHIP OF THE FUND

As of record on September 30, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the then outstanding shares of the Fund.


                                        g

As of record on September 30, 2001, the following shareholders owned 5% or more of a class of the Fund's outstanding shares:

Class A Shares

Billy Gene Yarbrough                                                 16.66%
Louise Yarbrough Trustees
Yarbrough Family Trust
U/A 7/23/92
97 Dobbins Street
Vacaville, CA  95688-2759

Keith J. Kastenmeier                                                  5.60%
Shelly L. Kastenmeier
959 96th Avenue NE
Blaine, MN  55434-2552

Class B Shares

Keith Daly                                                            6.01%
Beverly Daly
1416 Stone Lakes
Southlake, TX  76092-7012

Donaldson Lufkin Jenrette Securities Corporation, Inc.               21.04%
P.O. Box 2052
Jersey City, NJ  07303-2052

Prudential Securities Inc.                                           34.47%
FBO Brian J. Downing, Cheryl Downing Trustees
Brian J. Downing & Cheryl Downing Family Trust
U/A Dtd 12/13/94
Celina, TX  75009

Prudential Securities Inc.                                            8.13%
FBO Pirooz Parvarandeh, Violet Parvarandeh Trustees
Parvarandeh Living Trust
U/A Dtd 4/6/95
Los Altos Hills, CA  94022

LPL Financial Services                                                7.64%
A/C 2819-9990
9785 Towne Centre Drive
San Diego, CA  92121-1968

Class C Shares

Colonial Management Associates, Inc.                                 46.89%
Attn:  Phil Iudice/Controller
One Financial Center, 11th Floor
Boston, MA  02111-2621

Donaldson Lufkin Jenrette Securities Corporation, Inc.               17.83%
P.O. Box 2052
Jersey City, NJ 07303-2052


                                        h

Painewebber for the Benefit of                                       14.30%
Steven J. Kalscheur
3234 Valley Spring Road
Mount Horeb, WI  53572-1236

Jefferson Liu                                                        15.52%
Donna Y. Liu
28761 Appletree
Mission Viejo, CA 92692-1089

As of record on September 30, 2001, there were 440 Class A, 31 Class B and 8 Class C shareholders of record of the Fund.

SALES CHARGES (in thousands)

                                                           Class A Shares
                                                         Year ended June 30
                                               2001             2000              1999
Aggregate contingent deferred sales             $5               $0                $0
  charges (CDSC) on Fund redemptions
  retained by LFD

                                                           Class B Shares
                                                         Year ended June 30
                                               2001             2000              1999
Aggregate CDSC on Fund redemptions              $4               $8                $8
  retained by LFD

                                                           Class C Shares
                                                         Year ended June 30
                                               2001             2000              1999
Aggregate CDSC on Fund redemptions              $0               $0                $0
  retained by LFD

12b-1 PLAN, CDSCS AND CONVERSION OF SHARES

The Fund offers three classes of shares - Class A, Class B and Class C. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays LFD monthly a service fee at the annual rate of 0.25% of the Fund's net assets attributed to its Class B and Class C shares and a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.15% annually. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees. The Class A Plan has no fee but like the Class B and Class C Plan authorizes any other payments by the Fund to LFD and its affiliates (including the Administrator and the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees of the Trust believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value and will be subject to a CDSC if a purchase of such shares having a value from $1 million to $5 million is redeemed within 18 months of the purchase depending on the program you purchased your shares under. Class B shares are offered at net asset value subject to a CDSC if redeemed within a certain number of years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution or service fee. See the prospectus for a description of the different programs.

SALES-RELATED EXPENSES (in thousands) of LFD relating to the Fund were:

                                                                    Year ended June 30, 2000
                                                       Class A               Class B              Class C
Fees to FSF                                             $  0                   $(6)                $(44)
Cost of sales material relating to the Fund               11                    (r)                  (r)
  (including printing and mailing expenses)
Allocated travel, entertainment and other                  0                     0                    0
  promotional expenses (including advertising)

(r) Rounds to less than one.

INVESTMENT PERFORMANCE

The Fund's yields for the seven days ended June 30, 2001, were (s)*:

                                                       Class A               Class B              Class C
Current Yield                                           2.56%                 1.55%                2.16%
Effective Yield                                         2.60%                 1.57%                2.18%
Tax-Equivalent Current Yield                            4.17%                 2.53%                3.52%
Tax-Equivalent Effective Yield                          4.23%                 2.55%                3.55%

* Yields are based on a 38.6% tax rate.

The Fund's average annual total returns at June 30, 2001, were (s):

                                                                          Class A Shares
                                                      1 Year                  5 Years            10 Years
                                                       3.31%                   3.04%               2.84%

                                                                          Class B Shares
                                                      1 Year                  5 Years            10 Years
With applicable CDSC                                  (2.62)%                  1.75%               2.31%
                                                   (5.00% CDSC)            (2.00% CDSC)          (No CDSC)
Without CDSC                                           2.37%                   2.12%               2.31%

                                                                          Class C Shares
                                                       1 Year                 5 Years            10 Years
With applicable CDSC                                   1.90%                  2.54%(t)           2.51% (t)
                                                   (1.00% CDSC)              (No CDSC)           (No CDSC)
Without CDSC                                           2.89%                  2.54%(t)           2.51% (t)


                                        j

(s) Performance results reflect any waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

(t) Class C is a newer class of shares. Its performance information includes returns of the Fund's Class B shares for periods prior to its inception. The Class C performance information includes returns of Class B shares due to their similar expense structure. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been different. Class A shares were initially offered on June 16, 1987, Class B shares were initially offered on May 5, 1992 and Class C shares were initially offered on August 1, 1997. The Portfolio commenced investment operations on March 14, 1983.

      With shareholder approval, on September 28, 1995 the Fund converted to a master fund/feeder fund structure, which invests all of its assets in the Portfolio, a municipal money market master fund that has the same investment objective as the Fund. Investment performance for periods prior to that date is for the Portfolio. Although the performance does take current sales charges into account, it has not been adjusted to take into account the fact that the classes offered subsequent to September 28, 1995 bear different class specific expenses than the Portfolio (e.g. Rule 12b-1 fees).

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUND

State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is the Fund's custodian. The custodian is responsible for maintaining the Fund's open account.

INDEPENDENT AUDITORS/ACCOUNTANTS OF THE FUND

Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116-5072, are the Fund's independent auditors, providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. For periods prior to June 30, 2000, the Fund had other independent accountants. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the reports of Ernst & Young LLP and other independent accountants given on the authority of said firms as experts in accounting and auditing.

THE MANAGEMENT AGREEMENT

Under the Management Agreement, the Advisor has agreed to make day-to-day investment decisions for the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio's investments. The Advisor has also agreed to perform administrative services for the Portfolio, including without limitation, providing all executive and other facilities required to render investment management and administrative services. For these services and facilities, the Portfolio pays a monthly fee based on the average daily net assets of the Portfolio for such month.

INFORMATION CONCERNING THE PORTFOLIO

PORTFOLIO'S INVESTMENT ADVISOR

Under its Management Agreement with the Portfolio, the Advisor provides the Portfolio with discretionary investment services. Specifically, the Advisor is responsible for supervising and directing the investments of the Portfolio in accordance with the Portfolio's investment objective, policies and restrictions as provided in the Fund's Prospectus and this Statement of Additional Information. The Management Agreement provides for the payment by the Portfolio to the Advisor of the management fee described above under "Fund Charges and Expenses."

The Advisor is a wholly-owned subsidiary of Liberty Financial, which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of worker's compensation insurance and a property and casualty insurer in the U.S. Liberty Mutual's address is 175 Berkeley Street, Boston, Massachusetts 02117.

The Advisor is the successor to an investment advisory business that was founded in 1932. The Advisor acts as investment advisor to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations and other institutional investors. As of June 30, 2001, the Advisor managed over $22.9 billion in net assets. In managing those assets, the Advisor utilizes a proprietary computer-based information system that maintains and regularly updates information for companies.


                                        k

The directors of the Advisor are C. Allen Merritt, Jr., J. Andrew Hilbert, Stephen E. Gibson and Joseph R. Palombo. Mr. Merritt is Chief Operating Officer of Liberty Financial. Mr. Hilbert is Senior Vice President and Chief Financial Officer of Liberty Financial. Mr. Gibson is President of the Advisor's Mutual Fund division. Mr. Palombo is Chief Operating Officer of Mutual Funds of Liberty Financial. The business address of Messrs. Merritt and Hilbert is Federal Reserve Plaza, Boston, Massachusetts 02210. The business address of Messrs. Gibson and Palombo is One Financial Center, Boston, MA 02111.

Under the Management Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Fund in connection with the matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

PORTFOLIO TRANSACTIONS

The Advisor places the orders for the purchase and sale of portfolio securities and options and futures contracts for its clients, including private clients and mutual fund clients (Clients). Purchases and sales of portfolio securities are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission being paid by the Portfolio. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, the Portfolio may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.

The Advisor's overriding objective in selecting brokers and dealers to effect portfolio transactions is to seek the best combination of net price and execution. The best net price, giving effect to brokerage commissions, if any, is an important factor in this decision; however, a number of other judgmental factors may also enter into the decision. These factors include the Advisor's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being purchased or sold; the size of the transaction; the desired timing of the transaction; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others considered; the Advisor's knowledge to the financial condition of the broker or dealer selected and such other brokers and dealers; and the Advisor's knowledge of actual or apparent operation problems of any broker or dealer.

Recognizing the value of these factors, the Advisor may cause a Client to pay a brokerage commission in excess of that which another broker may have charged for effecting the same transaction. The Advisor has established internal policies for the guidance of its trading personnel, specifying minimum and maximum commissions to be paid for various types and sizes of transactions and effected for Clients in those cases where the Advisor has discretion to select the broker or dealer by which the transaction is to be executed. The Advisor has discretion for all trades of the Portfolio. Transactions which vary from the guidelines are subject to periodic supervisory review. These guidelines are reviewed and periodically adjusted, and the general level of brokerage commissions paid is periodically reviewed by the Advisor. Evaluations of the reasonableness of brokerage commissions, based on the factors described in the preceding paragraph, are made by the Advisor's trading personnel while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Advisor, and reports are made annually to the Board of Trustees.

The Advisor maintains and periodically updates a list of approved brokers and dealers which, in the Advisor's judgment, are generally capable of providing best price and execution and are financially stable. The Advisor's traders are directed to use only brokers and dealers on the approved list, except in the case of Client designations of brokers or dealers to effect transactions for such Clients' accounts. The Advisor generally posts certain Client information on the "Alert" broker database system as a means of facilitating the trade affirmation and settlement process.

It is the Advisor's practice, when feasible, to aggregate for execution as a single transaction orders for the purchase or sale of a particular security for the accounts of several Clients, in order to seek a lower commission or more advantageous net price. The benefit, if any, obtained as a result of such aggregation generally is allocated pro rata among the accounts of Clients which participated in the aggregated transaction. In some instances, this may involve the use of an "average price" execution wherein a broker or dealer to which the aggregated order has been given will execute the order in several separate transactions during the course of a day at differing prices and, in such case, each Client participating in the aggregated order will pay or receive the same price and commission, which will be an average of the prices and commissions for the several separate transactions executed by the broker or dealer.

The Advisor sometimes makes use of an indirect electronic access to the New York Stock Exchange's "SuperDOT" automated execution system, provided through a NYSE member floor broker, W&D Securities, Inc., a subsidiary of Jeffries & Co., Inc., particularly for the efficient execution of smaller orders in NYSE listed equities. The Advisor sometimes uses similar arrangements through Billings & Co., Inc. and Driscoll & Co., Inc., floor broker members of the Chicago Stock Exchange, for transactions to be executed on that exchange. In using these arrangements, the Advisor must instruct the floor broker to refer the executed transaction to another brokerage firm for clearance and settlement, as the floor brokers do not deal with the public. Transactions of this type sometimes are referred to as "step-in" or "step-out" transactions. The brokerage firm to which the executed transaction is referred may include, in the


                                        l
case of transactions effected through W&D Securities, brokerage firms which provide the Advisor investment research or related services.

The Advisor places certain trades for the Portfolio through its affiliate AlphaTrade, Inc. (ATI). ATI is a wholly-owned subsidiary of the Administrator. ATI is a fully disclosed introducing broker that limits its activities to electronic execution of transactions in listed equity securities. The Portfolio pays ATI a commission for these transactions. The Fund and the Portfolio have adopted procedures consistent with Investment Company Act Rule 17e-1 governing such transactions. Certain of the Advisor's officers also serve as officers, directors and/or employees of ATI.

CONSISTENT WITH THE CONDUCT RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING BEST EXECUTION AND SUCH OTHER POLICIES AS THE TRUSTEES OF THE FUND MAY DETERMINE, THE ADVISOR MAY CONSIDER SALES OF SHARES OF THE FUND AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE SUCH MUTUAL FUND SECURITIES TRANSACTIONS.

INVESTMENT RESEARCH PRODUCTS AND SERVICES FURNISHED BY BROKERS AND DEALERS

The Advisor engages in the long-standing practice in the money management industry of acquiring research and brokerage products and services (research products) from broker-dealer firms in return directing trades for Client accounts to those firms. In effect, the Advisor is using the commission dollars generated from these Client accounts to pay for these research products. The money management industry uses the term "soft dollars" to refer to this industry practice. The Advisor may engage in soft dollar transactions on trades for those Client accounts for which the Advisor has the discretion to select the broker-dealer.

The ability to direct brokerage for a Client account belongs to the Client and not to the Advisor. When a Client grants the Advisor the discretion to select broker-dealers for Client trades, the Advisor has a duty to seek the best combination of net price and execution. The Advisor faces a potential conflict of interest with this duty when it uses Client trades to obtain soft dollar products. This conflict exists because the Advisor is able to use the soft dollar products in managing its Client accounts without paying cash (hard dollars) for the product. This reduces the Advisor's expenses.

Moreover, under a provision of the federal securities laws applicable to soft dollars, the Advisor is not required to use the soft dollar product in managing those accounts that generate the trade. Thus, the Client accounts that generate the brokerage commission used to acquire the soft dollar product may not benefit directly from that product. In effect, those accounts are cross subsidizing the Advisor's management of the other accounts that do benefit directly from the product. This practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner. Although it is inherently difficult, if not impossible, to document, the Advisor believes that over time most, if not all, Clients benefit from soft dollar products such that cross subsidizations even out.

The Advisor attempts to reduce or eliminate this conflict by directing Client trades for soft dollar products only if the Advisor concludes that the broker-dealer supplying the product is capable of providing a combination of the best net price and execution on the trade. As noted above, the best net price, while significant, is one of a number of judgmental factors the Advisor considers in determining whether a particular broker is capable of providing the best net price and execution. The Advisor may cause a Client account to pay a brokerage commission in a soft dollar trade in excess of that which another broker-dealer might have charged for the same transaction.

The Advisor acquires two types of soft dollar research products: (i) proprietary research created by the broker-dealer firm executing the trade and (ii) other products created by third parties that are supplied to the Advisor through the broker-dealer firm executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. The Advisor's research analysts periodically rate the quality of proprietary research produced by various broker-dealer firms. Based on these evaluations, the Advisor develops target levels of commission dollars on a firm-by-firm basis. The Advisor attempts to direct trades to each firm to meet these targets.


                                        m

The Advisor also uses soft dollars to acquire products created by third parties that are supplied to the Advisor through broker-dealers executing the trade (or other broker-dealers who "step in" to a transaction and receive a portion of the brokerage commission for the trade). These products include the following:

      - Database Services--comprehensive databases containing current and/or historical information on companies and industries. Examples include historical securities prices, earnings estimates, and SEC filings. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).
      - Quotation/Trading/News Systems--products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.
      - Economic Data/Forecasting Tools--various macro economic forecasting tools, such as economic data and economic and political forecasts for various countries or regions.
      -     Quantitative/Technical Analysis--software tools that assist in quantitative and technical analysis of investment data.
      -     Fundamental Industry Analysis--industry-specific fundamental investment research.
      - Fixed Income Security Analysis--data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, that are relevant to fixed income securities.
      - Other Specialized Tools--other specialized products, such as specialized economic consulting analyses and attendance at investment oriented conferences.

Many third-party products include computer software or on-line data feeds. Certain products also include computer hardware necessary to use the product.

Certain of these third party services may be available directly from the vendor on a hard dollar basis. Others are available only through broker-dealer firms for soft dollars. The Advisor evaluates each product to determine a cash (hard dollars) value of the product to the Advisor. The Advisor then on a product-by-product basis targets commission dollars in an amount equal to a specified multiple of the hard dollar value to the broker-dealer that supplies the product to the Advisor. In general, these multiples range from 1.25 to 1.85 times the hard dollar value. The Advisor attempts to direct trades to each firm to meet these targets. (For example, if the multiple is 1.5:1.0, assuming a hard dollar value of $10,000, the Advisor will target to the broker-dealer providing the product trades generating $15,000 in total commissions.)

The targets that the Advisor establishes for both proprietary and for third party research products typically will reflect discussions that the Advisor has with the broker-dealer providing the product regarding the level of commissions it expects to receive for the product. However, these targets are not binding commitments, and the Advisor does not agree to direct a minimum amount of commissions to any broker-dealer for soft dollar products. In setting these targets, the Advisor makes a determination that the value of the product is reasonably commensurate with the cost of acquiring it. These targets are established on a calendar year basis. The Advisor will receive the product whether or not commissions directed to the applicable broker-dealer are less than, equal to or in excess of the target. The Advisor generally will carry over target shortages and excesses to the next year's target. The Advisor believes that this practice reduces the conflicts of interest associated with soft dollar transactions, since the Advisor can meet the non-binding expectations of broker-dealers providing soft dollar products over flexible time periods. In the case of third party products, the third party is paid by the broker-dealer and not by the Advisor. The Advisor may enter into a contract with the third party vendor to use the product. (For example, if the product includes software, the Advisor will enter into a license to use the software from the vendor.)

In certain cases, the Advisor uses soft dollars to obtain products that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. As of the date of this SAI, the Advisor acquires two mixed use products. These are (i) a fixed income security data service and (ii) a mutual fund performance ranking service. In each case, the Advisor makes a good faith evaluation of the research and non-research uses of these services. These evaluations are based upon the time spent by Firm personnel for research and non-research uses. The Advisor pays the provider in cash (hard dollars) for the non-research portion of its use of these products.

The Advisor may use research obtained from soft dollar trades in the management of any of its discretionary accounts. Thus, consistent with industry practice, the Advisor does not require that the Client account that generates the trade receive any benefit from the soft dollar product obtained through the trade. As noted above, this may result in cross subsidization of soft dollar products among Client accounts. As noted therein, this practice is explicitly sanctioned by a provision of the Securities Exchange Act of 1934, which creates a "safe harbor" for soft dollar transactions conducted in a specified manner.


                                        n

In certain cases, the Advisor will direct a trade to one broker-dealer with the instruction that it execute the trade and pay over a portion of the commission from the trade to another broker-dealer who provides the Advisor with a soft dollar research product. The broker-dealer executing the trade "steps out" of a portion of the commission in favor of the other broker-dealer providing the soft dollar product. The Advisor may engage in step out transactions in order to direct soft dollar commissions to a broker-dealer which provides research but may not be able to provide best execution. Brokers who receive step out commissions typically are brokers providing a third party soft dollar product that is not available on a hard dollar basis. The Advisor has not engaged in step out transactions as a manner of compensating broker-dealers that sell shares of investment companies managed by the Advisor.

The Base Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for portfolio securities. The custodian will credit any such fees received against its custodial fees.

AMORTIZED COSTS FOR MONEY MARKET FUNDS

In connection with the Portfolio's use of amortized cost and the maintenance of its per share net asset value of $1.00, the Base Trust has agreed, with respect to the Portfolio: (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining relative stability of principal and not in excess of 90 days; (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months (for this purpose, the Portfolio considers that an instrument has a maturity of thirteen months or less if it is a "short-term" obligation); and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Portfolio's Board of Trustees determines present minimal credit risks and that are of eligible quality as determined by any major rating service as defined under Securities and Exchange Commission Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Portfolio's Board of Trustees.

The Portfolio has also agreed to establish procedures reasonably designed to stabilize its price per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of its portfolio holdings by the Portfolio's Board of Trustees, at such intervals as the Portfolio deems appropriate, to determine whether its net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from reputable sources for the instruments, values obtained from the Advisor's matrix, or values obtained from an independent pricing service. Any such service might value the Portfolio's investments based on methods which include consideration of yields or prices of Municipal Securities of comparable quality, coupon, maturity and type; indications as to values from dealers and general market conditions. The service may also employ electronic data processing techniques, a matrix system, or both to determine valuations.

In connection with the Portfolio's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, the Portfolio might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Portfolio's Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Portfolio's Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Portfolio's Board of Trustees might take include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; increasing, reducing, or suspending dividends or distributions from capital or capital gains; or redeeming shares in kind. The Portfolio's Board of Trustees might also establish a net asset value per share by using market values, as a result of which the net asset value might deviate from $1.00 per share.

CUSTODIAN OF THE PORTFOLIO

State Street Bank and Trust Company (Bank), located at 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the securities and cash of the Portfolio, but it does not participate in the investment decisions of the Portfolio. The Portfolio has authorized the Bank to deposit certain portfolio securities in central depository systems as allowed by federal law.

INDEPENDENT AUDITORS OF THE PORTFOLIO

The independent auditors for the Portfolio are Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young LLP audits and reports on the annual financial statements of the Portfolio, reviews certain regulatory reports and the Portfolio's federal income tax returns, and performs such other professional accounting, auditing, tax and advisory services as the Portfolio may engage them to do.

The Portfolio's financial statements and Report of Independent Auditors included in the Fund's June 30, 2001 Annual Report are incorporated into this SAI by reference.


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

CROSS-INDEMNIFICATION AGREEMENT

The Trust, on behalf of the Fund, and the Base Trust, on behalf of the Portfolio, have entered into a cross-indemnification agreement relating to liability in connection with the information relating to the Base Trust and the Portfolio contained in the Trust's Registration Statement of which this SAI is a part.


                                        p

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI and Liberty Funds Trust VII. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING

In seeking the fund's investment objective, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

SHORT SALES

A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investment objective; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

OTHER INVESTMENT COMPANIES

The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities.

Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities); and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.)

The Advisor is the investment advisor to each of the funds (except for Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund Liberty Newport International Equity Fund and Liberty Newport Asia Pacific Fund - see Part I of each Fund's respective SAI for a description of the investment advisor). The Advisor is a subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111. LFG is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

Name and Address                     Age         Position with Fund    Principal Occupation During Past Five Years
Douglas A. Hacker                    45          Trustee               Executive Vice President and Chief Financial Officer of
P.O. Box 66100                                                         UAL, Inc. (airline) since July, 1999; Senior Vice
Chicago, IL 60666                                                      President and Chief Financial Officer of UAL, Inc. prior
                                                                       thereto.

Janet Langford Kelly                 43          Trustee               Executive Vice President-Corporate Development and
One Kellogg Square                                                     Administration, General Counsel and Secretary, Kellogg
Battle Creek, MI 49016                                                 Company (food manufacturer), since September, 1999;
                                                                       Senior Vice President, Secretary and General Counsel,
                                                                       Sara Lee Corporation (branded, packaged,
                                                                       consumer-products manufacturer) prior thereto.

Richard W. Lowry                     65          Trustee               Private Investor since August, 1987 (formerly Chairman
10701 Charleston Drive                                                 and Chief Executive Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                                                   (building products manufacturer)).

Salvatore Macera                     70          Trustee               Private Investor since 1981 (formerly Executive Vice
26 Little Neck Lane                                                    President and Director of Itek Corporation (electronics)
New Seabury, MA  02649                                                 from 1975 to 1981).

William E. Mayer*                    61          Trustee               Managing Partner, Park Avenue Equity Partners (venture
500 Park Avenue, 5th Floor                                             capital) since 1998 (formerly Founding Partner,
New York, NY 10022                                                     Development Capital LLC from November 1996 to 1998; Dean
                                                                       and Professor, College of Business and Management,
                                                                       University of Maryland from October, 1992 to November,
                                                                       1996); Director: Lee Enterprises (print and on-line
                                                                       media), WR Hambrecht + Co. (financial service provider)
                                                                       Systech Retail Systems (retail industry technology
                                                                       provider).

Charles R. Nelson                    59          Trustee               Van Voorhis Professor, Department of Economics,
Department of Economics                                                University of Washington; consultant on econometric and
University of Washington                                               statistical matters.
Seattle, WA 98195

John J. Neuhauser                    58          Trustee               Academic Vice President and Dean of Faculties since
84 College Road                                                        August, 1999, Boston College (formerly Dean, Boston
Chestnut Hill, MA 02467-3838                                           College School of Management from September, 1977 to
                                                                       September, 1999); Director, Saucony, Inc. (athletic
                                                                       footwear).

Joseph R. Palombo*                   48          Trustee and           Chief Operations Officer of Mutual Funds, Liberty
One Financial Center                             Chairman of the       Financial since August, 2000; Executive Vice President
Boston, MA 02111                                 Board                 and Director of the Advisor since April, 1999; Executive
                                                                       Vice President and Chief Administrative Officer of LFG
                                                                       since April, 1999; Director of Stein Roe & Farnham
                                                                       Incorporated (Stein Roe) since September, 2000; Trustee
                                                                       and Chairman of the Board of the Stein Roe Mutual Funds
                                                                       since October, 2000; Manager of Stein Roe Floating Rate
                                                                       Limited Liability Company since October, 2000 (formerly
                                                                       Vice President of the Liberty Funds from April, 1999 to
                                                                       August, 2000; Chief Operating Officer, Putnam Mutual
                                                                       Funds from 1994 to 1998).

Thomas E. Stitzel                    65          Trustee               Business Consultant since 1999 (formerly Professor of
2208 Tawny Woods Place                                                 Finance from 1975 to 1999 and Dean from 1977 to 1991,
Boise, ID  83706                                                       College of Business, Boise State University); Chartered
                                                                       Financial Analyst.

Thomas C. Theobald                   64          Trustee
Suite 1300                                                             Managing Director, William Blair Capital Partners
222 West Adams Street                                                  (private equity investing) since 1994 (formerly Chief
Chicago, IL 60606                                                      Executive Officer and Chairman of the Board of
                                                                       Directors, Continental Bank Corporation); Director of
                                                                       Xerox Corporation (business products and services),
                                                                       Anixter International (network support equipment
                                                                       distributor), Jones Lang LaSalle (real estate management
                                                                       services) and MONY Group (life insurance).

Anne-Lee Verville                    56          Trustee               Chairman of the Board of Directors, Enesco Group, Inc.
359 Stickney Hill Road                                                 (designer, importer and distributor of giftware and
Hopkinton, NH  03229                                                   collectibles); Director, LearnSomething.com, Inc.
                                                                       (online educational products and services) since 2000;
                                                                       author and speaker on educational systems needs
                                                                       (formerly General Manager, Global Education Industry
                                                                       from 1994 to 1997, and President, Applications Solutions
                                                                       Division from 1991 to 1994, IBM Corporation (global
                                                                       education and global applications)).

Keith T. Banks                       45          President             President of the Liberty Funds since November, 2001;
Fleet Asset Management                                                 Chief Investment Officer and Chief Executive Officer of
590 Madison Avenue,                                                    Fleet Asset Management since 2000 (formerly Managing
36th Floor                                                             Director and Head of U.S. Equity, J.P. Morgan Investment
Mail Stop NY EH 30636A                                                 Management from 1996 to 2000).
New York, NY  10022

Vicki L. Benjamin                    39          Chief Accounting      Chief Accounting Officer of the Liberty Funds, Stein Roe
One Financial Center                             Officer               Funds and Liberty All-Star Funds since June, 2001; Vice
Boston, MA 02111                                                       President of LFG since April, 2001 (formerly Vice
                                                                       President, Corporate Audit, State Street Bank and Trust
                                                                       Company from May, 1998 to April, 2001; Staff Associate
                                                                       from December, 1989 to December, 1991; Audit Senior from
                                                                       January, 1992 to June, 1994; Audit Manager from July,
                                                                       1994 to June, 1997; Senior Audit Manager from July, 1997
                                                                       to May, 1998, Coopers & Lybrand).

J. Kevin Connaughton                 37          Treasurer             Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                                   All-Star Funds since December, 2000 (formerly Controller
Boston, MA 02111                                                       of the Liberty Funds and of the Liberty All-Star Funds
                                                                       from February, 1998 to October, 2000); Treasurer of the
                                                                       Stein Roe Funds since February, 2001 (formerly
                                                                       Controller from May, 2000 to February, 2001); Senior
                                                                       Vice President of LFG since January, 2001 (formerly Vice
                                                                       President from April, 2000 to January, 2001) (formerly
                                                                       Vice President of the Advisor from February, 1998 to
                                                                       October, 2000) (formerly Senior Tax Manager, Coopers &
                                                                       Lybrand, LLP from April, 1996 to January, 1998).

Michelle G. Azrialy                  32          Controller            Controller of the Liberty Funds and of the Liberty
One Financial Center                                                   All-Star Funds since May, 2001; Vice President of LFG
Boston, MA 02111                                                       since March, 2001 (formerly Assistant Vice President of
                                                                       Fund Administration from September, 2000 to February,
                                                                       2001; Compliance Manager of Fund Administration from
                                                                       September, 1999 to August, 2000) (formerly Assistant
                                                                       Treasurer, Chase Global Fund Services - Boston from
                                                                       August, 1996 to September, 1999).

William J. Ballou                    36          Secretary             Secretary of the Liberty Funds and of the Liberty
One Financial Center                                                   All-Star Funds since October, 2000 (formerly Assistant
Boston, MA 02111                                                       Secretary from October, 1997 to October, 2000);
                                                                       Secretary of the Stein Roe Funds since February, 2001
                                                                       (formerly Assistant Secretary from May, 2000 to
                                                                       February, 2001); Senior Vice President of the Advisor
                                                                       since April, 2001 (formerly Vice President from October,
                                                                       1997 to March, 2001) Senior Counsel of the Advisor since
                                                                       April, 2000 (formerly Counsel from October, 1997 to
                                                                       March, 2000) Assistant Secretary of the Advisor since
                                                                       October, 1997; Senior Vice President of LFG since April,
                                                                       2001 (formerly Vice President and Counsel from October,
                                                                       1997 to March, 2001); Senior Counsel of LFG since April,
                                                                       2000, and Assistant Secretary since December, 1998 of
                                                                       LFG (formerly Associate Counsel, Massachusetts Financial
                                                                       Services Company from May, 1995 to September, 1997).

* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Trust or the Advisor. Mr. Mayer is an interested person by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 63 open-end and 9 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT EUROPE FUND OR LIBERTY NEWPORT ASIA PACIFIC FUND)

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND AND THEIR RESPECTIVE TRUSTS).

Under an Administration Agreement with each fund named above, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

      (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

      (f)   maintaining certain books and records of each fund.

With respect to Liberty Money Market Fund and Liberty Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:

      (g) Monitoring compliance by the fund with Rule 2a-7 under the 1940 Act and reporting to the Trustees from time to time with respect thereto; and

      (h)   Monitoring the investments and operations of the following
            Portfolios: SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Liberty Municipal Money Market Fund is invested; and SR&F Cash Reserves Portfolio in which Liberty Money Market Fund is invested.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor/Administrator is responsible for providing accounting and bookkeeping services to each fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor/Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor/Administrator pays fees to State Street under the Outsourcing Agreement.

Under a pricing and bookkeeping agreement with each fund, the Advisor/Administrator receives from each fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

- from each fund that is a stand-alone fund or a master fund in a master fund/feeder fund structure, an annual flat fee of $10,000, paid monthly;
- from each fund that is a feeder fund in a master fund/feeder fund structure, an annual flat fee of $5,000, paid monthly; and
- in any month that a fund in the complex has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      Each fund reimburses the Advisor/Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

PORTFOLIO TRANSACTIONS

THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL EQUITY FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds (except for the Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport International Equity Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund each of which is administered by the Advisor. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

The portfolio managers of Liberty Newport Global Equity Fund, a series of Liberty Funds Trust IV, will use the trading facilities of Stein Roe, an affiliate of the Advisor, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS

The Fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds.

DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport International Equity Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund. "Advisor" in these two paragraphs refers to each fund's investment advisor, Newport Fund Management, Inc.)

Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the fund's NAV is not calculated.

The calculation of the fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the fund's NAV is calculated) will not be reflected in the fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS, - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "OTHER INFORMATION CONCERNING THE PORTFOLIO" IN PART 1 OF THE SAI OF LIBERTY MUNICIPAL MONEY MARKET FUND FOR INFORMATION RELATING TO THE MUNICIPAL MONEY MARKET PORTFOLIO)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, J, S, T or Z shares. The Liberty money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C and S). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc.,

Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHT OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.    the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver,
      (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A shares of certain funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                    STANDARD & POOR'S RATINGS SERVICES (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2000

Source                                                      Category                                               Return (%)
Credit Suisse First Boston:

                                                            First Boston High Yield Index- Global                     -5.21
Lipper Inc.
                                                            AMEX Composite Index P                                     2.37
                                                            AMEX Computer Tech IX P                                  -35.12
                                                            AMEX Institutional IX P                                  -18.11
                                                            AMEX Major Market IX P                                    -7.58
                                                            Bse Sensex Index                                         -20.65
                                                            CAC 40: FFR IX P                                          -0.54
                                                            CD Rate 1 Month Index Tr                                   6.54
                                                            CD Rate 3 Month Index Tr                                   6.65
                                                            CD Rate 6 Month Index Tr                                   6.79
                                                            Consumer Price Index                                        N/A
                                                            COPNHGN SE:DKR IX P                                       18.08
                                                            DAX:DM IX TR                                              -7.54
                                                            Domini 400 Social Index                                  -14.38
                                                            Dow Jones 65 Comp Av P                                     3.21
                                                            Dow Jones Ind Average P                                   -6.18
                                                            Dow Jones Ind Dly Reinv                                   -4.85
                                                            Dow Jones Ind Mth Reinv                                   -4.69
                                                            Dow Jones Trans Av P                                      -1.03
                                                            Dow Jones Trans Av Tr                                      0.40
                                                            Dow Jones Util Av P                                       45.45
                                                            Dow Jones Util Av Tr                                      50.76
                                                            Ft/S&P Act Wld Ex US IX                                  -15.18
                                                            Ft/S&P Actuaries Wld IX                                  -12.23
                                                            FT-SE 100:Pd IX P                                        -10.21
                                                            FT-SE Gold Mines IX                                      -26.36
                                                            HANG SENG:HNG KNG $ IX P                                 -11.00
                                                            Jakarta Composite Index                                  -38.50
                                                            Jasdaq Index:Yen P                                       -44.28
                                                            Klse Composite Index                                     -16.33
                                                            Kospi Index                                              -50.92
                                                            Lehman 1-3 Govt/Cred Tr                                    8.08
                                                            Lehman 1-3 Govt/Credit P                                   1.48
                                                            Lehman Aggregate Bd P                                      4.21
                                                            Lehman Aggregate Bd Tr                                    11.63
                                                            Lehman Cr Bd Int P                                         2.02
                                                            Lehman Cr Bd Int Tr                                        9.46
                                                            Lehman Govt Bd Int P                                       3.79
                                                            Lehman Govt Bd Int Tr                                     10.47
                                                            Lehman Govt Bd Long P                                     12.60
                                                            Lehman Govt Bd Long Tr                                    20.29
                                                            Lehman Govt Bd P                                           6.30
                                                            Lehman Govt Bd Tr                                         13.24
                                                            Lehman Govt/Cr Bd P                                        4.63

                                                            Lehman Govt/Cr Bd Tr                                      11.85
                                                            Lehman Govt/Cr Int P                                       3.16
                                                            Lehman Govt/Cr Int Tr                                     10.12
                                                            Lehman High Yield P                                      -14.41
                                                            Lehman High Yield Tr                                      -5.86
                                                            Lehman Muni 10 Yr IX P                                     4.73
                                                            Lehman Muni 10 Yr IX Tr                                   10.76
                                                            Lehman Muni 3 Yr IX P                                      0.77
                                                            Lehman Muni 3 Yr IX Tr                                     6.23
                                                            Lehman Muni 5 Yr IX Tr                                     7.72
                                                            Lehman Muni Bond IX P                                      5.82
                                                            Lehman Muni Bond IX Tr                                    11.68
                                                            MADRID SE:PST IX P                                       -12.68
                                                            MDAX GERMAN MC IX TR                                      13.93
                                                            Merrill All CV EX ID IX                                    3.50
                                                            Merrill Aus Govt IX TR                                    13.28
                                                            MERRILL BRADY BD IX LA                                    14.55
                                                            MERRILL EM BRADY BD IX                                    25.84
                                                            MERRILL JAPAN GOVT IX TR                                   2.29
                                                            Merrill Pan-Euro Govt IX                                   0.56
                                                            ML 10+ Yr Treasury IX Tr                                  20.19
                                                            ML 1-10 YR CORP BD IX P                                    1.93
                                                            ML 1-10 YR CORP BD IX TR                                   9.34
                                                            ML 1-3 Yr Muni IX P                                        0.23
                                                            ML 1-3 Yr Muni IX Tr                                       5.68
                                                            ML 1-3 Yr Treasury IX P                                    1.53
                                                            ML 1-3 Yr Treasury IX Tr                                   7.99
                                                            ML 1-5 Yr Gv/Cp Bd IX P                                    2.16
                                                            ML 1-5 Yr Gv/Cp Bd IX Tr                                   8.88
                                                            ML 15 Yr Mortgage IX P                                     3.26
                                                            ML 15 Yr Mortgage IX Tr                                   10.41
                                                            ML 1-5 Yr Treasury IX P                                    2.28
                                                            ML 1-5 Yr Treasury IX Tr                                   8.87
                                                            ML 3 MO T-Bill IX Tr                                       6.18
                                                            ML 3-5 Yr Govt IX P                                        3.99
                                                            ML 3-5 Yr Govt IX Tr                                      10.76
                                                            ML 3-7 Yr Muni IX Tr                                       8.24
                                                            ML Corp Master Index P                                     1.47
                                                            ML Corp Master Index Tr                                    9.13
                                                            ML CV BD SPEC QUAL IX P                                  -21.96
                                                            ML CV BD SPEC QUAL IX TR                                 -18.86
                                                            ML EMG MKT ASIA P IX                                      -7.85
                                                            ML EMG MKT ASIA TR IX                                      1.84
                                                            ML EMG MKT EU ME AFR P                                    10.46
                                                            ML EMG MKT EU ME AFR TR                                   21.28
                                                            ML EMG MKT LATIN AM P IX                                   0.57
                                                            ML EMG MKT LATIN AM TR                                    10.61
                                                            ML Glbl Govt Bond Inx P                                   -2.43
                                                            ML Glbl Govt Bond Inx Tr                                   2.79
                                                            ML Glbl Gv Bond IX II P                                   -2.96
                                                            ML Glbl Gv Bond IX II Tr                                   2.37
                                                            ML Global Bond Index P                                    -1.06
                                                            ML Global Bond Index Tr                                    5.00
                                                            ML Gov/ Corp Master IX T                                  11.95

                                                            ML Govt Master Index P                                     6.12
                                                            ML Govt Master Index Tr                                   13.11
                                                            ML Govt/Corp Master IX P                                   4.74
                                                            ML HIGH YLD MASTER 2  P                                  -13.50
                                                            ML HIGH YLD MASTER 2  TR                                  -5.12
                                                            ML High Yld Master IX P                                  -13.35
                                                            ML High Yld Master IX Tr                                  -3.79
                                                            ML Master Muni IX Tr                                      17.15
                                                            ML Mortgage Master IX P                                    3.63
                                                            ML Mortgage Master IX Tr                                  11.28
                                                            ML Treasury Master IX P                                    6.34
                                                            ML Treasury Master IX Tr                                  13.37
                                                            ML US CP/GV 10+ YR IX P                                    8.57
                                                            ML US CP/GV 10+ YR IX TR                                  16.54
                                                            ML US DOM MASTER  IX P                                     4.38
                                                            ML US DOM MASTER  IX TR                                   11.73
                                                            MSCI AC Americas Free GD                                 -11.90
                                                            MSCI AC Americas Free ID                                 -12.95
                                                            MSCI AC Asia Fr-Ja IX GD                                 -35.22
                                                            MSCI AC Asia Fr-Ja IX ID                                 -36.30
                                                            MSCI AC Asia Pac - Ja GD                                 -28.39
                                                            MSCI AC Asia Pac - Ja ID                                 -29.75
                                                            MSCI AC Asia Pac Fr-J GD                                 -29.97
                                                            MSCI AC Asia Pac Fr-J ID                                 -31.40
                                                            MSCI AC Asia Pac IX GD                                   -28.15
                                                            MSCI AC Asia Pac IX ID                                   -28.91
                                                            MSCI AC Europe IX GD                                      -8.87
                                                            MSCI AC Europe IX ID                                     -10.37
                                                            MSCI AC Fe - Ja IX GD                                    -33.98
                                                            MSCI AC Fe - Ja IX ID                                    -34.99
                                                            MSCI AC Fe Free IX GD                                    -29.96
                                                            MSCI AC Fe Free IX ID                                    -30.58
                                                            MSCI AC Fe Fr-Ja IX GD                                   -36.80
                                                            MSCI AC Fe Fr-Ja IX ID                                   -37.88
                                                            MSCI AC Pac Fr-Jpn IX GD                                 -30.73
                                                            MSCI AC Pac Fr-Jpn IX ID                                 -32.19
                                                            MSCI AC Pacific IX ID                                    -29.07
                                                            MSCI AC World Free IX GD                                 -13.94
                                                            MSCI AC World Fr-USA GD                                  -15.09
                                                            MSCI AC World Fr-USA ID                                  -16.34
                                                            MSCI AC World IX GD                                      -13.92
                                                            MSCI AC World IX ID                                      -15.06
                                                            MSCI AC World-USA IX GD                                  -15.03
                                                            MSCI AC Wrld Fr-Ja IX GD                                 -11.93
                                                            MSCI AC Wrld Fr-Ja IX ID                                 -13.18
                                                            MSCI AC Wrld-Ja IX GD                                    -11.93
                                                            MSCI AC Wrld-Ja IX ID                                    -13.18
                                                            MSCI Argentina IX GD                                     -25.07
                                                            MSCI Argentina IX ID                                     -26.08
                                                            MSCI Australia IX GD                                      -9.09
                                                            MSCI Australia IX ID                                     -11.95
                                                            MSCI Australia IX ND                                      -9.95
                                                            MSCI Austria IX GD                                       -11.46
                                                            MSCI Austria IX ID                                       -13.43

                                                            MSCI Austria IX ND                                       -11.96
                                                            MSCI Belgium IX GD                                       -16.25
                                                            MSCI Belgium IX ID                                       -18.60
                                                            MSCI Belgium IX ND                                       -16.85
                                                            MSCI BRAZIL FREE IX GD                                   -11.37
                                                            MSCI BRAZIL FREE IX ID                                   -14.20
                                                            MSCI BRAZIL IX GD                                         -5.68
                                                            MSCI BRAZIL IX P                                          -8.65
                                                            MSCI Canada IX GD                                          5.64
                                                            MSCI Canada IX ID                                          4.42
                                                            MSCI Canada IX ND                                          5.34
                                                            MSCI Chile IX GD                                         -15.14
                                                            MSCI Chile IX ID                                         -16.98
                                                            MSCI China Free IX ID                                    -32.19
                                                            MSCI Colombia IX GD                                      -38.85
                                                            MSCI Colombia IX ID                                      -41.19
                                                            MSCI Czech Rep IX GD                                       1.62
                                                            MSCI Czech Rep IX ID                                       0.71
                                                            MSCI Denmark IX GD                                         3.71
                                                            MSCI Denmark IX ID                                         2.66
                                                            MSCI Denmark IX ND                                         3.44
                                                            MSCI EAFE - JAPAN IX ND                                   -8.94
                                                            MSCI EAFE - UK IX GD                                     -14.81
                                                            MSCI EAFE - UK IX ID                                     -15.88
                                                            MSCI EAFE - UK IX ND                                     -15.07
                                                            MSCI EAFE + Canada IX GD                                 -13.16
                                                            MSCI EAFE + Canada IX ID                                 -14.40
                                                            MSCI EAFE + Canada IX ND                                 -13.37
                                                            MSCI EAFE + Em IX GD                                     -15.81
                                                            MSCI EAFE + EM IX ID                                     -17.06
                                                            MSCI EAFE + EMF IX GD                                    -15.88
                                                            MSCI EAFE + EMF IX ID                                    -17.13
                                                            MSCI EAFE Fr IX ID                                       -15.21
                                                            MSCI EAFE G IX ID                                        -25.19
                                                            MSCI EAFE GDP Wt IX GD                                   -15.30
                                                            MSCI EAFE GDP Wt IX ID                                   -16.45
                                                            MSCI EAFE GDP Wt IX ND                                   -15.53
                                                            MSCI EAFE GROWTH IX GD                                   -24.40
                                                            MSCI EAFE IX GD                                          -13.96
                                                            MSCI EAFE IX ID                                          -15.21
                                                            MSCI EAFE IX ND                                          -14.17
                                                            MSCI EAFE V IX ID                                         -4.63
                                                            MSCI EAFE VALUE IX GD                                     -2.82
                                                            MSCI EASEA IX GD                                          -8.68
                                                            MSCI EASEA IX ID                                         -10.26
                                                            MSCI EASEA IX ND                                          -8.94
                                                            MSCI Em Asia IX GD                                       -38.60
                                                            MSCI Em Asia IX ID                                       -39.32
                                                            MSCI Em Eur/Mid East GD                                  -22.30
                                                            MSCI Em Eur/Mid East ID                                  -23.38
                                                            MSCI Em Europe IX GD                                     -34.64
                                                            MSCI Em Europe IX ID                                     -35.31
                                                            MSCI Em Far East IX GD                                   -41.08
                                                            MSCI Em Far East IX ID                                   -41.76

                                                            MSCI Em IX GD                                            -28.84
                                                            MSCI Em IX ID                                            -30.00
                                                            MSCI Em Latin Am IX GD                                   -14.00
                                                            MSCI Em Latin Am IX ID                                   -15.92
                                                            MSCI EMF Asia IX GD                                      -41.79
                                                            MSCI EMF Asia IX ID                                      -42.55
                                                            MSCI EMF Far East IX GD                                  -45.12
                                                            MSCI EMF Far East IX ID                                  -45.84
                                                            MSCI EMF IX GD                                           -30.61
                                                            MSCI EMF IX ID                                           -31.80
                                                            MSCI EMF Latin Am IX GD                                  -16.57
                                                            MSCI EMF Latin Am IX ID                                  -18.38
                                                            MSCI Europe - UK IX GD                                    -7.12
                                                            MSCI Europe - UK IX ID                                    -8.43
                                                            MSCI Europe - UK IX ND                                    -7.47
                                                            MSCI Europe GDP Wt IX ID                                 -19.97
                                                            MSCI Europe IX GD                                         -8.14
                                                            MSCI Europe IX ID                                          2.36
                                                            MSCI Europe IX ND                                         -8.39
                                                            MSCI EUROPEAN GR IX GD                                   -16.51
                                                            MSCI European Union GD                                    -9.96
                                                            MSCI European Union ID                                   -11.48
                                                            MSCI EUROPEAN VL IX GD                                     0.06
                                                            MSCI Far East Free IX ID                                 -27.60
                                                            MSCI Far East IX GD                                      -27.00
                                                            MSCI Far East IX ID                                      -27.60
                                                            MSCI Far East IX ND                                      -27.09
                                                            MSCI Finland IX GD                                       -14.01
                                                            MSCI Finland IX ID                                       -14.71
                                                            MSCI Finland IX ND                                       -14.21
                                                            MSCI France IX GD                                         -4.06
                                                            MSCI France IX ID                                         -5.05
                                                            MSCI France IX ND                                         -4.31
                                                            MSCI Germany IX GD                                       -15.27
                                                            MSCI Germany IX ID                                       -16.48
                                                            MSCI Germany IX ND                                       -15.59
                                                            MSCI Greece IX GD                                        -41.63
                                                            MSCI Greece IX ID                                        -42.52
                                                            MSCI Hong Kong IX GD                                     -14.74
                                                            MSCI Hong Kong IX ID                                     -16.98
                                                            MSCI Hongkong IX ND                                      -14.74
                                                            MSCI Hungary IX GD                                       -26.80
                                                            MSCI Hungary IX ID                                       -27.66
                                                            MSCI India IX GD                                         -21.74
                                                            MSCI India IX ID                                         -22.82
                                                            MSCI Indonesia IX GD                                     -61.90
                                                            MSCI Indonesia IX ID                                     -63.04
                                                            MSCI Ireland IX ID                                       -14.32
                                                            MSCI Israel Dom IX ID                                     13.79
                                                            MSCI Israel IX ID                                         24.75
                                                            MSCI Israel Non Dom Ixid                                  46.48
                                                            MSCI Italy IX GD                                          -0.82
                                                            MSCI Italy IX ID                                          -2.70
                                                            MSCI Italy IX ND                                          -1.33

                                                            MSCI JAPAN GROWTH IX GD                                  -42.98
                                                            MSCI Japan IX GD                                         -28.07
                                                            MSCI Japan IX ID                                         -28.54
                                                            MSCI Japan IX ND                                         -28.16
                                                            MSCI JAPAN VALUE IX GD                                   -11.01
                                                            MSCI Jordan IX GD                                        -23.18
                                                            MSCI Jordan IX ID                                        -24.65
                                                            MSCI Kokusai IX GD                                       -10.62
                                                            MSCI Kokusai IX ID                                       -11.86
                                                            MSCI Kokusai IX ND                                       -10.91
                                                            MSCI Korea IX GD                                         -49.62
                                                            MSCI Korea IX ID                                         -50.35
                                                            MSCI Luxembourg IX ID                                      2.20
                                                            MSCI Malaysia IX GD                                      -15.30
                                                            MSCI Malaysia IX ID                                      -16.60
                                                            MSCI Mexico Free IX GD                                   -20.49
                                                            MSCI Mexico Free IX ID                                   -21.51
                                                            MSCI Mexico IX GD                                        -20.49
                                                            MSCI Mexico IX ID                                        -21.51
                                                            MSCI N American G IX ID                                  -27.09
                                                            MSCI N American Vl IX ID                                   1.93
                                                            MSCI Netherland IX GD                                     -3.64
                                                            MSCI Netherland IX ID                                     -5.41
                                                            MSCI Netherland IX ND                                     -4.09
                                                            MSCI New Zealand IX GD                                   -33.05
                                                            MSCI New Zealand IX ID                                   -36.30
                                                            MSCI New Zealand IX ND                                   -33.55
                                                            MSCI Nordic IX GD                                        -14.69
                                                            MSCI Nordic IX ID                                        -15.58
                                                            MSCI Nordic IX ND                                        -14.94
                                                            MSCI Norway IX GD                                         -0.38
                                                            MSCI Norway IX ID                                         -2.40
                                                            MSCI Norway IX ND                                         -0.89
                                                            MSCI Nth Amer IX GD                                      -11.76
                                                            MSCI Nth Amer IX ID                                      -12.79
                                                            MSCI Nth Amer IX ND                                      -12.06
                                                            MSCI Pac - Japan IX GD                                   -15.19
                                                            MSCI Pac - Japan IX ID                                   -17.48
                                                            MSCI Pac - Japan IX ND                                   -15.56
                                                            MSCI PAC FREE GR IX GD                                   -39.87
                                                            MSCI PAC FREE VL IX GD                                    -9.01
                                                            MSCI PAC FR-JPN GR IX GD                                 -28.38
                                                            MSCI PAC FR-JPN VL IX GD                                   2.64
                                                            MSCI Pacific Free IX ID                                  -26.41
                                                            MSCI Pacific Fr-Jpn ID                                   -17.48
                                                            MSCI Pacific IX GD                                       -25.64
                                                            MSCI Pacific IX ID                                       -26.41
                                                            MSCI Pacific IX ND                                       -25.78
                                                            MSCI Pakistan IX GD                                      -11.87
                                                            MSCI Pakistan IX ID                                      -13.78
                                                            MSCI Peru IX GD                                          -23.82
                                                            MSCI Peru IX ID                                          -26.72
                                                            MSCI Philippines Fr Ixgd                                 -45.01
                                                            MSCI Philippines Fr Ixid                                 -45.29

                                                            MSCI Philippines IX GD                                   -42.06
                                                            MSCI Philippines IX ID                                   -42.46
                                                            MSCI Portugal IX GD                                       -9.90
                                                            MSCI Portugal IX ID                                      -12.17
                                                            MSCI Russia IX GD                                        -30.03
                                                            MSCI Russia IX ID                                        -30.39
                                                            MSCI Sing/Mlysia IX GD                                   -27.72
                                                            MSCI Sing/Mlysia IX ID                                   -28.65
                                                            MSCI Sing/Mlysia IX ND                                   -27.72
                                                            MSCI Singapore Fr IX GD                                  -27.72
                                                            MSCI Singapore Fr IX ID                                  -28.65
                                                            MSCI South Africa IX GD                                  -17.19
                                                            MSCI South Africa IX ID                                  -19.60
                                                            MSCI Spain IX GD                                         -15.54
                                                            MSCI Spain IX ID                                         -16.83
                                                            MSCI Spain IX ND                                         -15.86
                                                            MSCI Sri Lanka IX GD                                     -40.73
                                                            MSCI Sri Lanka IX ID                                     -43.91
                                                            MSCI Sweden IX GD                                        -21.01
                                                            MSCI Sweden IX ID                                        -21.94
                                                            MSCI Sweden IX ND                                        -21.29
                                                            MSCI Swtzrlnd IX GD                                        6.38
                                                            MSCI Swtzrlnd IX ID                                        4.88
                                                            MSCI Swtzrlnd IX ND                                        5.85
                                                            MSCI Taiwan IX GD                                        -44.90
                                                            MSCI Taiwan IX ID                                        -45.35
                                                            MSCI Thailand IX GD                                      -52.60
                                                            MSCI Thailand IX ID                                      -53.21
                                                            MSCI Turkey IX GD                                        -45.65
                                                            MSCI Turkey IX ID                                        -46.16
                                                            MSCI UK IX GD                                            -11.53
                                                            MSCI UK IX ID                                            -13.55
                                                            MSCI UK IX ND                                            -11.53
                                                            MSCI USA IX GD                                           -12.54
                                                            MSCI USA IX ID                                           -13.56
                                                            MSCI USA IX ND                                           -12.84
                                                            MSCI Venezuela IX GD                                       4.47
                                                            MSCI Venezuela IX ID                                       0.78
                                                            MSCI World - UK IX GD                                    -13.11
                                                            MSCI World - UK IX ID                                    -14.16
                                                            MSCI World - UK IX ND                                    -13.40
                                                            MSCI World - USA IX GD                                   -13.16
                                                            MSCI World - USA IX ID                                   -14.40
                                                            MSCI World - USA IX ND                                   -13.37
                                                            MSCI World Free IX ND                                    -13.18
                                                            MSCI World GDP Wt IX ID                                  -14.90
                                                            MSCI WORLD GROWTH IX ID                                  -26.12
                                                            MSCI World IX Free ID                                    -14.05
                                                            MSCI World IX GD                                         -12.92
                                                            MSCI World IX ID                                         -14.05
                                                            MSCI World IX ND                                         -13.18
                                                            MSCI WORLD VALUE IX ID                                    -1.30
                                                            MSCI WORLD-USA GR IX GD                                  -24.09
                                                            MSCI World-USA VL IX GD                                   -1.59

                                                            MSCI Wrld - Austrl IX GD                                 -12.97
                                                            MSCI Wrld - Austrl IX ID                                 -14.08
                                                            MSCI Wrld - Austrl IX ND                                 -13.22
                                                            MSCI WRLD EX USA SC ID                                    -8.84
                                                            MSCI WRLD FINANCIALS GD                                   10.62
                                                            MSCI WRLD FINANCIALS ID                                    8.48
                                                            MSCI WRLD HEALTHCARE GD                                   26.96
                                                            MSCI WRLD HEALTHCARE ID                                   25.54
                                                            MSCI WRLD INFO TECH GD                                   -41.69
                                                            MSCI WRLD INFO TECH ID                                   -41.80
                                                            MSCI WRLD TECH HDWR GD                                   -34.84
                                                            MSCI WRLD TECH HDWR ID                                   -34.98
                                                            MSCI WRLD TELECOM GD                                     -42.49
                                                            MSCI WRLD TELECOM ID                                     -41.72
                                                            NASDAQ 100 IX P                                          -36.84
                                                            NASDAQ Bank IX P                                          14.67
                                                            NASDAQ Composite IX P                                    -39.29
                                                            NASDAQ Industrial IX P                                   -33.76
                                                            NASDAQ Insurance IX P                                     15.67
                                                            NASDAQ Natl Mkt Cmp IX                                   -39.27
                                                            NASDAQ Natl Mkt Ind IX                                   -33.73
                                                            NASDAQ Transport IX P                                     16.14
                                                            Nikkei 225 Avg:Yen P                                     -27.19
                                                            NYSE Composite P                                           1.01
                                                            NYSE Finance IX P                                         25.23
                                                            NYSE Industrials IX P                                     -3.01
                                                            NYSE Transportation IX                                    -0.84
                                                            NYSE Utilities IX P                                      -13.81
                                                            OSLO SE TOT:FMK IX P                                      -1.68
                                                            Philippines Composite IX                                 -30.26
                                                            PSE Technology IX P                                      -16.22
                                                            Russell 1000 Grow IX Tr                                  -22.42
                                                            Russell 1000 IX P                                         -8.84
                                                            Russell 1000 IX Tr                                        -7.79
                                                            Russell 1000 Value IX Tr                                   7.01
                                                            Russell 2000 Grow IX Tr                                  -22.43
                                                            Russell 2000 IX P                                         -4.20
                                                            Russell 2000 IX Tr                                        -3.02
                                                            Russell 2000 Value IX Tr                                  22.83
                                                            Russell 3000 IX P                                         -8.52
                                                            Russell 3000 IX Tr                                        -7.46
                                                            Russell Midcap G IX TR                                   -11.75
                                                            Russell Midcap IX Tr                                       8.25
                                                            Russell Midcap V  IX TR                                   19.18
                                                            S & P 100 Index P                                        -13.42
                                                            S & P 500 Daily Reinv                                     -9.10
                                                            S & P 500 Index P                                        -10.14
                                                            S & P 500 Mnthly Reinv                                    -9.10
                                                            S & P 600 Index P                                         11.02
                                                            S & P 600 Index Tr                                        11.80
                                                            S & P Financial IX P                                      23.83
                                                            S & P Financial IX Tr                                     26.08
                                                            S & P Industrial IX Tr                                   -16.25
                                                            S & P Industrials P                                      -17.05

                                                            S & P Midcap 400 IX P                                     16.21
                                                            S & P Midcap 400 IX Tr                                    17.50
                                                            S & P Transport Index P                                   16.88
                                                            S & P Transport IX Tr                                     18.52
                                                            S & P Utility Index P                                     54.30
                                                            S & P Utility Index Tr                                    59.67
                                                            S & P/Barra Growth IX Tr                                 -22.08
                                                            S & P/BARRA MC G IX TR                                     9.16
                                                            S & P/BARRA MC V IX TR                                    27.84
                                                            S & P/BARRA SC G IX TR                                     0.57
                                                            S & P/BARRA SC V IX TR                                    20.86
                                                            S & P/Barra Value IX Tr                                    6.08
                                                            SB Cr-Hdg Nn-US Wd IX Tr                                   9.64
                                                            SB Cr-Hdg Wd Gv Bd IX Tr                                  10.67
                                                            SB Non-US Wd Gv Bd IX Tr                                  -2.63
                                                            SB Wd Gv Bd:Austrl IX Tr                                  -3.71
                                                            SB Wd Gv Bd:Germny IX Tr                                   0.51
                                                            SB Wd Gv Bd:Japan IX Tr                                   -8.47
                                                            SB Wd Gv Bd:UK IX Tr                                       1.02
                                                            SB Wd Gv Bd:US IX Tr                                      13.48
                                                            SB World Govt Bond IX Tr                                   1.59
                                                            SB World Money Mkt IX Tr                                  -2.74
                                                            Straits Times Index                                      -22.08
                                                            SWISS PERF:SFR IX TR                                      11.91
                                                            TAIWAN SE:T$ IX P                                        -46.04
                                                            T-Bill 1 Year Index Tr                                     5.96
                                                            T-Bill 3 Month Index Tr                                    5.99
                                                            T-Bill 6 Month Index Tr                                    6.08
                                                            Thailand Set Index                                       -44.14
                                                            TOKYO 2ND SCT:YEN IX P                                   -25.80
                                                            TOKYO SE(TOPIX):YEN IX P                                 -25.46
                                                            TORONTO 300:C$ IX P                                        6.18
                                                            TORONTO SE 35:C$ IX P                                     17.62
                                                            Value Line Cmp IX-Arth                                     9.65
                                                            Value Line Cmp IX-Geom                                    -8.72
                                                            Value Line Industrl IX                                    -9.41
                                                            Value Line Railroad IX                                     9.65
                                                            Value Line Utilties IX                                    10.30

The National Association of Real Estate Investment
Trust:
                                                            Real Estate Investment Trust Index                        26.36

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency

LIBERTY FUNDS TRUST I                                LIBERTY FUNDS TRUST V

LIBERTY HIGH YIELD SECURITIES FUND                   LIBERTY CALIFORNIA TAX-EXEMPT FUND
LIBERTY INCOME FUND                                  LIBERTY CONNECTICUT TAX-EXEMPT FUND
LIBERTY STRATEGIC INCOME FUND                        LIBERTY MASSACHUSETTS TAX-EXEMPT FUND
LIBERTY TAX-MANAGED AGGRESSIVE GROWTH FUND           LIBERTY NEW YORK TAX-EXEMPT FUND
LIBERTY TAX-MANAGED VALUE FUND                       LIBERTY OHIO TAX-EXEMPT FUND
LIBERTY TAX-MANAGED GROWTH FUND                      LIBERTY GLOBAL YOUNG INVESTOR FUND
LIBERTY TAX-MANAGED GROWTH FUND II
                                                     LIBERTY FUNDS TRUST VI
LIBERTY FUNDS TRUST II
                                                     LIBERTY SMALL-CAP VALUE FUND
LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND             LIBERTY GROWTH & INCOME FUND
LIBERTY NEWPORT GREATER CHINA FUND                   LIBERTY NEWPORT ASIA PACIFIC FUND
LIBERTY MONEY MARKET FUND
LIBERTY INTERMEDIATE GOVERNMENT FUND                 LIBERTY FUNDS TRUST VII

LIBERTY FUNDS TRUST III                              LIBERTY NEWPORT TIGER FUND
                                                     LIBERTY NEWPORT EUROPE FUND
LIBERTY NEWPORT GLOBAL EQUITY FUND
LIBERTY NEWPORT INTERNATIONAL EQUITY FUND            LIBERTY FLOATING RATE ADVANTAGE FUND
LIBERTY SELECT VALUE FUND
LIBERTY FEDERAL SECURITIES FUND                      LIBERTY FLOATING RATE FUND
THE LIBERTY FUND
LIBERTY CONTRARIAN SMALL-CAP FUND                    LIBERTY-STEIN ROE FUNDS INCOME TRUST
LIBERTY CONTRARIAN EQUITY FUND
LIBERTY CONTRARIAN INCOME FUND                       LIBERTY HIGH YIELD BOND FUND, CLASS A
LIBERTY CONTRARIAN FUND                              LIBERTY INCOME BOND FUND, CLASS A
                                                     LIBERTY INTERMEDIATE BOND FUND, CLASS A
LIBERTY FUNDS TRUST IV

LIBERTY HIGH YIELD MUNICIPAL FUND                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
LIBERTY TAX-EXEMPT FUND
LIBERTY TAX-EXEMPT INSURED FUND                      LIBERTY MIDCAP GROWTH FUND
LIBERTY UTILITIES FUND                               LIBERTY FOCUS FUND, CLASS A
LIBERTY MUNICIPAL MONEY MARKET FUND                  LIBERTY SMALL COMPANY GROWTH FUND, CLASS A
                                                     LIBERTY CAPITAL OPPORTUNITIES FUND, CLASS A
LIBERTY-STEIN ROE ADVISOR TRUST                      LIBERTY GROWTH INVESTOR FUND

LIBERTY YOUNG INVESTOR FUND                          LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
LIBERTY GROWTH STOCK FUND                            LIBERTY HIGH INCOME MUNICIPALS FUND, CLASS A
                                                     STEIN ROE INTERMEDIATE MUNICIPALS FUND, CLASSES A, B, C

               Supplement to Statements of Additional Information

On November 1, 2001, Fleet National Bank completed its acquisition of the asset management business of Liberty Financial Companies, Inc., including each investment advisor and affiliated sub-advisor of the Funds. Fleet National Bank is a direct, wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Under the rules for mutual funds, the transaction resulted in a change of control of the Funds' investment advisors and affiliated sub-advisor and, therefore, an assignment of their investment advisory and, if applicable, sub-advisory and portfolio management contracts with the Funds. At meetings of shareholders held on September 26, 2001, shareholders of the Funds approved new investment advisory, sub-advisory and portfolio management contracts.

The new contracts are substantially identical in all respects to the contracts in effect prior to November 1, 2001 except for their effective and termination dates and other non-material changes.

The investment advisor for each Fund, except those listed in the following paragraphs, is a wholly owned subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111. LFG is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation, Fleet National Bank and Fleet/Liberty Holdings, Inc. is located at 100 Federal Street, Boston, MA 02110.

The investment advisor for the Liberty Contrarian Funds is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation.

The investment advisor for the Liberty Newport Funds is a majority-owned subsidiary of Newport Pacific Management, Inc., which in turn is a wholly owned subsidiary of Liberty Newport Holdings, Limited, which in turn is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Newport Pacific Management, Inc. is located at 580 California Street, San Francisco, CA 94104.

The investment sub-advisor for the Liberty Global Young Investor Fund is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. The Fund's investment sub-advisor is a limited partnership managed by its general partner, WAM Acquisition G.P. ("WAM GP"). WAM GP is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc. and is located at 227 West Monroe Street, Suite 3000, Chicago, IL 60606.

As of November 1, 2001, Keith T. Banks, 45, whose business address is c/o Fleet Asset Management, 590 Madison Avenue, 36th Floor, Mail Stop NY EH 30636A, New York, NY 10022, replaces Stephen E. Gibson as President of each of the above referenced Trusts. In addition to his position as President of the Trusts, Mr. Banks is and has been Chief Investment Officer and Chief Executive Officer of Fleet Asset Management since 2000 and was formerly Managing Director and Head of U.S. Equity for J.P. Morgan Investment Management from 1996 to 2000.

As of November 1, 2001, Kevin M. Carome is no longer Executive Vice President of the Trusts.

                                                                November 2, 2001

                                                                      APPENDIX B

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                     Number
                                                                                                       of
                                                                                                   Portfolios
                                     Position       YEAR FIRST                                       in Fund
                                       with         ELECTED OR                                       Complex           Other
    Name, Address                    Liberty        APPOINTED       PRINCIPAL OCCUPATION(S)        Overseen By     Directorships
       and Age                        Funds         TO OFFICE       During Past Five Years           Trustee            Held
       -------                        -----         ---------       ----------------------           -------            ----
DISINTERESTED TRUSTEES

Douglas A. Hacker                    Trustee           2000      President of UAL Loyalty               103             None
(Age 46)                                                         Services and Executive Vice
P.O. Box 66100                                                   President of United Airlines
Chicago, IL 60666                                                (airline) since September,
                                                                 2001 (formerly Executive Vice
                                                                 President from July, 1999 to
                                                                 September, 2001); Chief
                                                                 Financial Officer of United
                                                                 Airlines since July, 1999;
                                                                 Senior Vice President and
                                                                 Chief Financial Officer of
                                                                 UAL, Inc. prior thereto.

Janet Langford Kelly                 Trustee           2000      Executive Vice President-              103             None
(Age 44)                                                         Corporate Development and
One Kellogg Square                                               Administration, General
Battle Creek, MI 49016                                           Counsel and Secretary, Kellogg
                                                                 Company (food manufacturer),
                                                                 since September, 1999; Senior
                                                                 Vice President, Secretary and
                                                                 General Counsel, Sara Lee
                                                                 Corporation (branded,
                                                                 packaged, consumer-products
                                                                 manufacturer) prior thereto.

Richard W. Lowry                     Trustee           1995      Private Investor since August,         105             None
(Age 65)                                                         1987 (formerly Chairman and
10701 Charleston Drive                                           Chief Executive Officer, U.S.
Vero Beach, FL 32963                                             Plywood Corporation (building
                                                                 products manufacturer)).

                                                                                                     Number
                                                                                                       of
                                                                                                   Portfolios
                                     Position       YEAR FIRST                                       in Fund
                                       with         ELECTED OR                                       Complex           Other
    Name, Address                    Liberty        APPOINTED       PRINCIPAL OCCUPATION(S)        Overseen By     Directorships
       and Age                        Funds         TO OFFICE       During Past Five Years           Trustee            Held
       -------                        -----         ---------       ----------------------           -------            ----

DISINTERESTED TRUSTEES

Salvatore Macera                     Trustee           1998      Private Investor since 1981            103             None
(Age 70)                                                         (formerly Executive Vice
26 Little Neck Lane                                              President and Director of Itek
New Seabury, MA  02649                                           Corporation (electronics) from
                                                                 1975 to 1981).

Charles R. Nelson                    Trustee           2000      Van Voorhis Professor,                 103             None
(Age 59)                                                         Department of Economics,
Department of Economics                                          University of Washington since
University of Washington                                         January, 1976; consultant on
Seattle, WA 98195                                                econometric and statistical
                                                                 matters.

John J. Neuhauser                    Trustee           1985      Academic Vice President and            105        Saucony, Inc.
(Age 58)                                                         Dean of Faculties since                             (athletic
84 College Road                                                  August, 1999, Boston College                        footwear);
Chestnut Hill, MA 02467-3838                                     (formerly Dean, Boston College                   SkillSoft Corp.
                                                                 School of Management from                         (e-learning).
                                                                 September, 1977 to September,
                                                                 1999).

Thomas E. Stitzel                    Trustee           1998      Business Consultant since 1999         103             None
(Age 66)                                                         (formerly Professor of Finance
2208 Tawny Woods Place                                           from 1975 to 1999 and Dean
Boise, ID  83706                                                 from 1977 to 1991, College of
                                                                 Business, Boise State
                                                                 University); Chartered
                                                                 Financial Analyst.

Thomas C. Theobald                   Trustee           2000      Managing Director, William             103      Xerox Corporation
(Age 64)                                                         Blair Capital Partners                              (business
Suite 1300                                                       (private equity investing)                         products and
222 West Adams Street                                            since September, 1994                               services),
Chicago, IL 60606                                                (formerly Chief Executive                            Anixter
                                                                 Officer and Chairman of the                       International
                                                                 Board of Directors,                              (network support
                                                                 Continental Bank Corporation).                      equipment
                                                                                                                   distributor),
                                                                                                                     Jones Lang
                                                                                                                   LaSalle (real
                                                                                                                 estate management
                                                                                                                   services) and
                                                                                                                    MONY Group
                                                                                                                 (life insurance).

                                                                                                     Number
                                                                                                       of
                                                                                                   Portfolios
                                     Position       YEAR FIRST                                       in Fund
                                       with         ELECTED OR                                       Complex           Other
    Name, Address                    Liberty        APPOINTED       PRINCIPAL OCCUPATION(S)        Overseen By     Directorships
       and Age                        Funds         TO OFFICE       During Past Five Years           Trustee            Held
       -------                        -----         ---------       ----------------------           -------            ----

DISINTERESTED TRUSTEES

Anne-Lee Verville                    Trustee           1998      Author and speaker on                  103       Chairman of the
(Age 56)                                                         educational systems needs                            Board of
359 Stickney Hill Road                                           (formerly General Manager,                      Directors, Enesco
Hopkinton, NH  03229                                             Global Education Industry from                     Group, Inc.
                                                                 1994 to 1997, and President,                        (designer,
                                                                 Applications Solutions                             importer and
                                                                 Division from 1991 to 1994,                       distributor of
                                                                 IBM Corporation (global                            giftware and
                                                                 education and global                              collectibles).
                                                                 applications)).

                                                                                                     Number
                                                                                                       of
                                                                                                   Portfolios
                                     Position       YEAR FIRST                                       in Fund
                                       with         ELECTED OR                                       Complex           Other
    Name, Address                    Liberty        APPOINTED       PRINCIPAL OCCUPATION(S)        Overseen By     Directorships
       and Age                        Funds         TO OFFICE       During Past Five Years           Trustee            Held
       -------                        -----         ---------       ----------------------           -------            ----
   Interested Trustees

William E. Mayer*                    Trustee           1994      Managing Partner, Park Avenue          105         Lee Enterprises
(Age 61)                                                         Equity Partners (private                             (print and
399 Park Avenue                                                  equity fund) since February,                       on-line media),
Suite 3204                                                       1999 (formerly Founding                          WR Hambrecht + Co.
New York, NY 10022                                               Partner, Development Capital                     (financial service
                                                                 LLC from November 1996 to                         provider), First
                                                                 February, 1999; Dean and                               Health
                                                                 Professor, College of Business                    (healthcare) and
                                                                 and Management, University of                      Systech Retail
                                                                 Maryland from October, 1992 to                     Systems (retail
                                                                 November, 1996).                                      industry
                                                                                                                      technology
                                                                                                                      provider).

Joseph R. Palombo*                   Trustee           2000      Chief Operating Officer of             103             None
(Age 48)                               and                       Columbia Management Group,
One Financial Center                Chairman                     Inc. (Columbia Management
Boston, MA 02111                     of the                      Group) since November, 2001;
                                     Board                       formerly Chief Operations
                                                                 Officer of Mutual Funds,
                                                                 Liberty Financial Companies,
                                                                 Inc. from August, 2000 to
                                                                 November, 2001; Executive Vice
                                                                 President of Stein Roe &
                                                                 Farnham Incorporated (Stein
                                                                 Roe) since April, 1999;
                                                                 Executive Vice President and
                                                                 Director of the Advisor since
                                                                 April, 1999; Executive Vice
                                                                 President and Chief
                                                                 Administrative Officer of
                                                                 Liberty Funds Group, LLC (LFG)
                                                                 since April, 1999; Director of
                                                                 Stein Roe since September,
                                                                 2000; Trustee and Chairman of
                                                                 the Board of the Stein Roe
                                                                 Mutual Funds since October,
                                                                 2000; Manager of Stein Roe
                                                                 Floating Rate Limited
                                                                 Liability Company since
                                                                 October, 2000 (formerly Vice
                                                                 President of the Liberty Funds
                                                                 from April, 1999 to August,
                                                                 2000; Chief Operating Officer
                                                                 and Chief Compliance Officer,
                                                                 Putnam Mutual Funds from
                                                                 December, 1993 to March,
                                                                 1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                       YEAR FIRST
                                    Position           ELECTED OR
       Name, Address              With Liberty        APPOINTED TO              PRINCIPAL OCCUPATION(S)
          and Age                     Funds              OFFICE                 During Past Five Years
          -------                     -----              ------                 ----------------------
Officers
Keith T. Banks (Age 46)             President             2001          President of the Liberty Funds since
Columbia Management                                                     November, 2001; Chief Investment Officer
Group, Inc.                                                             and Chief Executive Officer of Columbia
590 Madison Avenue,                                                     Management Group since August, 2000
36th Floor                                                              (formerly Managing Director and Head of
Mail Stop NY EH 30636A                                                  U.S. Equity, J.P. Morgan Investment
New York, NY  10022                                                     Management from November, 1996 to
                                                                        August, 2000).

Vicki L. Benjamin                     Chief               2001          Chief Accounting Officer of the Liberty
(Age 40)                           Accounting                           Funds and Liberty All-Star Funds since
One Financial Center                 Officer                            June, 2001; Vice President of LFG since
Boston, MA 02111                                                        April, 2001 (formerly Vice President,
                                                                        Corporate Audit, State Street Bank and
                                                                        Trust Company from May, 1998 to April,
                                                                        2001; Audit Manager from July, 1994 to
                                                                        June, 1997; Senior Audit Manager from
                                                                        July, 1997 to May, 1998, Coopers &
                                                                        Lybrand, LLP).

J. Kevin Connaughton                Treasurer             2000          Treasurer of the Liberty Funds and of
(Age 37)                                                                the Liberty All-Star Funds since
One Financial Center                                                    December, 2000 (formerly Controller of
Boston, MA 02111                                                        the Liberty Funds and of the Liberty
                                                                        All-Star Funds from February, 1998 to
                                                                        October, 2000); Treasurer of the Stein
                                                                        Roe Funds since February, 2001 (formerly
                                                                        Controller from May, 2000 to February,
                                                                        2001); Senior Vice President of LFG
                                                                        since January, 2001 (formerly Vice
                                                                        President from April, 2000 to January,
                                                                        2001; Vice President of the Advisor from
                                                                        February, 1998 to October, 2000; Senior
                                                                        Tax Manager, Coopers & Lybrand, LLP from
                                                                        April, 1996 to January, 1998).

Michelle G. Azrialy                Controller             2001          Controller of the Liberty Funds and of
(Age 32)                                                                the Liberty All-Star Funds since May,
One Financial Center                                                    2001; Vice President of LFG since March,
Boston, MA 02111                                                        2001 (formerly Assistant Vice President
                                                                        of Fund Administration from September,
                                                                        2000 to February, 2001; Compliance
                                                                        Manager of Fund Administration from
                                                                        September, 1999 to August, 2000)
                                                                        (formerly Assistant Vice President and
                                                                        Assistant Treasurer, Chase Global Fund
                                                                        Services - Boston from August, 1996 to
                                                                        September, 1999).

Jean S. Loewenberg                  Secretary             2002          Secretary of the Liberty Funds and of
(Age 56)                                                                the Liberty All-Star Funds since
One Financial Center                                                    February, 2002; Senior Vice President
Boston, MA 02111                                                        and Group Senior Counsel, FleetBoston
                                                                        Financial Corporation since November,
                                                                        1996.

Trustee Positions

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectus), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment Advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended June 30, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                                                                  Total Compensation from
                                   Aggregate                                        the Fund and the Fund
                               Compensation from            Pension or              Complex Paid to the
                               the Fund for the        Retirement Benefits       Trustees for the Calendar
                               Fiscal Year Ended        Accrued as Part of               Year Ended
Trustee                          June 30, 2001           Fund Expenses(a)          December 31, 2001(b)(c)
-------                          -------------           ----------------          -----------------------
John A. Bacon, Jr.                    N/A                      N/A                        $95,000

Robert J. Birnbaum                    N/A                      N/A                         25,300

Tom Bleasdale                        $263(d)                   N/A                         103,000(d)

William W. Boyd                       N/A                      N/A                         50,000

Lora S. Collins                       242                      N/A                         96,000

James E. Grinnell                     263                      N/A                        100,300

Douglas A. Hacker                     198                      N/A                        109,000

Janet Langford Kelly                  194                      N/A                        107,000

Richard W. Lowry                      448                      N/A                        135,300

Salvatore Macera                      450                      N/A                        110,000

William E. Mayer                      439                      N/A                        132,300

James L. Moody, Jr.                   263                      N/A                         91,000

Charles R. Nelson                     198                      N/A                        109,000

John J. Neuhauser                     453                      N/A                        132,510

Joseph R. Palombo(e)                  N/A                      N/A                            N/A

Thomas Stitzel                        437                      N/A                        109,000

Thomas C. Theobald                    201                      N/A                        112,000

Anne-Lee Verville                     448(f)                   N/A                        114,000(f)

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.
(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.
(d) During the fiscal year ended June 30, 2001, and the calendar year ended December 31, 2001, Mr. Bleasdale deferred compensation of $133 and $103,000, respectively, pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.
(f) During the fiscal year ended June 30, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $448 and $114,000, respectively, pursuant to the deferred compensation plan.



ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended June 30, 2001, the Audit Committee convened five times.

GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilties and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended June 30, 2001, the Governance Committee convened three times.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended June 30, 2001, the Advisory Fees & Expenses Committee convened four times.

TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended June 30, 2001, the Trading Oversight Committee convened three times.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and (ii) in all Funds overseen by the Trustee in the Liberty Fund Complex.

                                                                          Aggregate Dollar Range of Equity
                                      Dollar Range of Equity         Securities Owned in All Funds Overseen by
Name of Trustee                    Securities Owned in The Fund           Trustee in Liberty Fund Complex
---------------                    ----------------------------           -------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                               $0                                 Over $100,000
Janet Langford Kelly                            $0                                 Over $100,000
Richard W. Lowry(h)                             $0                                 Over $100,000
Salvatore Macera                                $0                                $50,001-$100,000
Charles R. Nelson                               $0                                 Over $100,000
John J. Neuhauser(h)                            $0                                 Over $100,000
Thomas E. Stitzel                               $0                                $50,001-$100,000
Thomas C. Theobald                              $0                                 Over $100,000
Anne-Lee Verville                               $0                                 Over $100,000

Interested Trustees

WILLIAM E. MAYER(H)                             $0                                $50,001-$100,000
JOSEPH R. PALOMBO                               $0                                   $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

Part C      OTHER INFORMATION (Liberty Funds Trust IV)

Item 15.    Indemnification

            Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, provides for indemnification of the Registrant's Trustees and officers. The effect of the relevant section of Article VIII of the Registrant's Agreement and Declaration of Trust, as amended, is to provide indemnification for each of the Registrant's Trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Trustee or officer may be involved by reason of being or having been a Trustee or officer, except with respect to any matter as to which such Trustee or officer shall have been adjudicated not to have acted in good faith in the reasonable belief that such Trustee's or officer's action was in the best interest of the Registrant, and except that no Trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such Trustee or officer shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits:

            (1)(a)      Amendment No. 4 to the Agreement and Declaration of
                        Trust dated November 15, 1991 (3)

            (1)(b)      Amendment No. 5 to the Agreement and Declaration of
                        Trust dated April 1, 1999 (4)

            (1)(c) Amendment No. 6 to the Amended and Restated Agreement and Declaration of Trust dated January 26, 2001 (5)

            (2)         Amended By-Laws dated June 20, 2001 (6)

            (3)         Not Applicable

            (4)         Form of Agreement and Plan of Reorganization among Stein
                        Roe Municipal Money Market Fund, Liberty Municipal Money
                        Market Fund and Columbia Management Group, Inc. (filed as Appendix A to Part A of this Registration Statement)

            (5)         Article III, Section 4, Article V, Section 1, Article
                        VIII Section 4 and Article IX Sections 1 and 7 of the
                        Agreement and Declaration of Trust, as amended, and Sections 2.1, 2.3 and 2.5 of the By-Laws, as amended, each define the rights of shareholders

            (6)         Management Agreement between SR&F Base Trust and Stein
                        Roe & Farnham Incorporated dated 11/1/01 included as
                        Exhibit (d) in Part C, Item 23 of Post-Effective
                        Amendment No. 45 to the Registration Statement of
                        Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on January 29, 2002, and is hereby incorporated by reference and made part of this Registration Statement (*)

            (7)(a)      Distribution Agreement between the Registrant and
                        Liberty Funds Distributor, Inc. - filed as Exhibit 6.(a) in Part C, Item 24(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Liberty
                        Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

            (7)(b)      Appendix 1 to the Distribution Agreement between the
                        Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit (e)(2) in Part C, Item 23 of Post-Effective
                        Amendment No. 28 to the Registration Statement on Form
                        N-1A of Liberty Funds Trust V (File Nos. 33-12109 and
                        811-5030), filed with the Commission on or about
                        November 15, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

            (7)(c)      Form of Selling Agreement with Liberty Funds
                        Distributor, Inc. - filed as Exhibit 6.(b) in Part C,
                        Item 24(b) of Post-Effective Amendment No. 49 to the
                        Registration Statement on Form N-1A of Liberty Funds
                        Trust I (File Nos. 2-41251 and 811-2214), filed with the
                        Commission on or about November 20, 1998, and is hereby incorporated by reference and made a part of this Registration Statement

            (8)         Not Applicable

            (9)         Form of Custodian Contract between Registrant and State
                        Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of
                        Post-Effective Amendment No. 56 to the Registration
                        Statement on Form N-1A of Liberty Funds Trust II (File
                        Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

            (10)(a)     Rule 12b-1 Distribution Plan - filed as Exhibit (m) in
                        Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds
                        Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

            (10)(b) 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit
                        6.(b) in Part C, Item 24(b) of Post-Effective Amendment
                        No. 17 to the Registration Statement on Form N-1A of
                        Liberty Funds Trust VI (File Nos. 33-45117 and
                        811-6529), filed with the Commission on or about May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

            (10)(c) Appendix 1 to the 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor,
                        Inc. - filed as Exhibit (e)(4) in Part C, Item 23 of
                        Post-Effective Amendment No. 28 to the Registration
                        Statement on Form N-1A of Liberty Funds Trust V (File
                        Nos. 33-12109 and 811-5030), filed with the Commission on or about November 15, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

            (10)(d)     Plan pursuant to Rule 18f-3(d) under the Investment
                        Company Act of 1940 - filed as Exhibit (o) in Part C,
                        Item 23 of Post-Effective Amendment No. 66 to the
                        Registration Statement on Form N-1A of Liberty Funds
                        Trust I (File Nos. 2-41251 and 811-2214), filed with the
                        Commission on or about December 21, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

            (11) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Stein Roe Municipal Money
                        Market Fund

            (12)        Opinion and Consent of Counsel on Tax Matters and
                        Consequences to Shareholders of Ropes & Gray with respect to the Acquisition of Stein Roe Municipal Money
                        Market Fund, to be filed by Post-Effective Amendment

            (13)        Not Applicable

            (14)        Consent of Independent Auditors (E&Y)

            (15)        Not Applicable

            (16)        Power of Attorney for: Douglas A. Hacker, Janet Langford
                        Kelly, Richard W. Lowry, Salvatore Macera, William E.
                        Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R.
                        Palombo, Thomas E. Stitzel, Thomas C. Theobald and
                        Anne-Lee Verville- included in Part C, Item 23 of
                        Post-Effective Amendment No. 74 to the Registration
                        Statement on Form N-1A of Liberty-Stein Roe Funds
                        Investment Trust (File Nos. 33-11351 and 811-4978), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

            (17)(a)     Amended and Restated Shareholders' Servicing and
                        Transfer Agent Agreement as amended with Liberty Funds
                        Services, Inc. - filed as Exhibit 9(b) to Part C, Item
                        24(b) of Post-Effective Amendment No. 10 to the
                        Registration Statement on Form N-1A of Liberty Funds
                        Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

            (17)(b)     Amendment No. 19 to Schedule A of Amended and Restated
                        Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit (h)(2) in Part C, Item 23 of
                        Post-Effective Amendment No. 56 to the Registration
                        Statement on Form N-1A of Liberty Funds Trust II, (File
                        Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

            (17)(c)     Amendment No. 25 to Appendix I of Amended and Restated
                        Shareholders' Servicing and Transfer Agent Agreement as amended - filed as Exhibit (h)(3) in Part C, Item 23 of
                        Post-Effective Amendment No. 67 to the Registration
                        Statement on Form N-1A of Liberty Funds Trust I (File
                        Nos. 2-41251 and 811-2214), filed with the Commission on or about February 11, 2002, and is hereby incorporated by reference and made a part of this Registration
                        Statement

            (17)(d)     Pricing and Bookkeeping Agreement (2)

            (17)(d)     Amendment to Pricing and Bookkeeping Agreement dated
                        July 1, 2001 (6)

            (17)(e)     Form of Administration Agreement between Liberty Funds
                        Trust IV, on behalf of Liberty Municipal Money Market
                        Fund, and Colonial Management Associates, Inc. (1)

            (17)(f)     Amended and Restated Credit Agreement with Bank of
                        America, N.A. - filed as Exhibit (h)(7) in Part C, Item
                        23 of Post-Effective Amendment No. 110 to the
                        Registration Statement on Form N-1A of Liberty Funds
                        Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about August 12, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

            (17)(g)     Amendment dated June 30, 2000 to the Amended and
                        Restated Credit Agreement with Bank of America, N.A. - filed as Exhibit (h)(9) in Part C, Item 23 of
                        Post-Effective Amendment No. 115 to the Registration
                        Statement on Form N-1A of Liberty Funds Trust III (File
                        Nos. 2-15184 and 811-881), filed with the Commission on or about October 4, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

            (17)(h) Second Amendment dated January 26, 2001 to the Amended and Restated Credit Agreement with Bank of America, N.A.
                        - filed as Exhibit (h)(8) in Part C, Item 23 of
                        Post-Effective Amendment No. 64 to the Registration
                        Statement on form N-1A of Liberty Funds Trust I (File
                        Nos. 2-41251 and 811-2214), filed with the Commission on or about February 27, 2001, and is hereby incorporated by reference and made a part of this Registration
                        Statement

            (17)(i)     Third Amendment dated May 14, 2001 to the Amended and
                        Restated Credit Agreement with Bank of America, N.A. - filed as Exhibit (h)(10) in Part C, Item 23 of
                        Post-Effective Amendment No. 56 to the Registration
                        Statement on form N-1A of Liberty Funds Trust II (File
                        Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

            (17)(j)     Fourth Amendment dated June 1, 2001 to the Amended and
                        Restated Credit Agreement with Bank of America, N.A. - filed as Exhibit (h)(11) in Part C, Item 23 of
                        Post-Effective Amendment No. 23 to the Registration
                        Statement on Form N-1A of Liberty Funds Trust VI, (File
                        Nos. 33-45117 and 811-6529), filed with the Commission on or about August 31, 2001, and is hereby incorporated by reference and made a part of this Registration
                        Statement

            (17)(k)     Code of Ethics of the Liberty Companies as revised
                        December 18, 2001 - filed in Part C, Item 23 of
                        Post-Effective Amendment No. 45 to the Registration
                        Statement on Form N-1A of Liberty-Stein Roe Funds Income
                        Trust (File Nos. 33-02633 and 811-4552), filed with the
                        Commission on or about January 29, 2002, and is hereby incorporated and made a part of this Registration
                        Statement

            (17)(l)     Form of Proxy Card and Proxy Insert of Stein Roe
                        Municipal Money Market Fund

            (17)(m) The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Proxy/Prospectus that is part of this Registration Statement:

                        The Prospectus of Stein Roe Municipal Money Market Fund dated November 1, 2001 - 0000021847-01-500215

                             As supplemented on November 2, 2001 -
                             0000021847-01-500211

                             As supplemented on December 6, 2001 -
                             0000021847-01-500245

                             As supplemented on January 7, 2002 -
                             0000021847-02-000013

                        The Prospectus of Liberty Municipal Money Market Fund dated November 1, 2001 with respect to Class A, B and C shares - 0000021832-01-500026

                             As supplemented on November 2, 2001 -
                             0000021847-01-500212

                        The Statement of Additional Information of Stein Roe
                        Municipal Money Market Fund dated November 1, 2001 -
                        0000021847-01-500215

                             As supplemented on November 2, 2001 -
                             0000021847-01-500211

                        The Report of Independent Auditors and financial statements included in the Annual Report to Shareholders of Stein Roe Municipal Money Market Fund dated June 30,
                        2001 - 0000891804-01-501685

                        The financial statements included in the Stein Roe
                        Municipal Money Market Fund's Semi-Annual Report to
                        Shareholders dated December 31, 2001 -
                        0000891804-02-000484

                        The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Statement of Additional Information that is part of this Registration Statement:

                        The Report of Independent Auditors and financial statements included in the Annual Report to Shareholders of Liberty Municipal Money Market Fund dated June 30,
                        2001 - 0000950135-01-502726

                        The financial statements included in the Liberty
                        Municipal Money Market Fund's Semi-Annual Report to
                        Shareholders dated December 31, 2001 -
                        0000950135-02-001182

            (*) Liberty Municipal Money Market Fund is part of a master/feeder structure and, therefore, the Fund does not have a Management Agreement. The Management Agreement referenced is for the master Fund, SR&F Municipal Money Market Portfolio.

            (1)         Incorporated by reference to Post-Effective Amendment
                        No. 40 filed on or about July 27, 1995.
            (2)         Incorporated by reference to Post-Effective Amendment
                        No. 44 filed on or about October 15, 1996.
            (3)         Incorporated by reference to Post-Effective Amendment
                        No. 46 filed on or about July 31, 1997.
            (4)         Incorporated by reference to Post-Effective Amendment
                        No. 54 filed on or about May 26, 1999.
            (5)         Incorporated by reference to Post-Effective Amendment
                        No. 61 filed on or about March 28, 2001.
            (6)         Incorporated by reference to Post-Effective Amendment
                        No. 62 filed on or about October 26, 2001.

Item 17.    Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by
            Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

                                     NOTICE

      A copy of the Agreement and Declaration of Trust, as amended, of Liberty Funds Trust IV (Trust) is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement is not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Liberty Funds Trust IV, in the City of Boston and The Commonwealth of Massachusetts on this 27th day of March, 2002.

                                            Liberty Funds Trust IV


                                            By: /s/ KEITH T. BANKS
                                                    ----------------------------
                                                    Keith T. Banks, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                        TITLE                               DATE
----------                        -----                               ----
/s/ KEITH T. BANKS                President                      March 27, 2002
-------------------------         (chief executive officer)
Keith T. Banks

/s/ J. KEVIN CONNAUGHTON          Chief Financial                March 27, 2002
-------------------------         Officer (Principal
J. Kevin Connaughton              Financial Officer)

/s/ VICKI L. BENJAMIN             Chief Accounting               March 27, 2002
-------------------------         Officer (Principal
Vicki L. Benjamin                 Accounting Officer)

DOUGLAS A. HACKER*                Trustee
-------------------------
Douglas A. Hacker

JANET LANGFORD KELLY*             Trustee
-------------------------
Janet Langford Kelly

RICHARD W. LOWRY*                 Trustee                 */s/ RUSSELL L. KANE
-------------------------                                 ----------------------
Richard W. Lowry                                               Russell L. Kane
                                                               Attorney-in-fact
                                                               For each Trustee

SALVATORE MACERA*                 Trustee                      March 27, 2002
-------------------------
Salvatore Macera

WILLIAM E. MAYER*                 Trustee
-------------------------
William E. Mayer

DR. CHARLES R. NELSON *           Trustee
-------------------------
Dr. Charles R. Nelson

JOHN J. NEUHAUSER*                Trustee
-------------------------
John J. Neuhauser

JOSEPH R. PALOMBO*                Trustee
-------------------------
Joseph R. Palombo

THOMAS E. STITZEL*                Trustee
-------------------------
Thomas E. Stitzel

THOMAS C. THEOBALD*               Trustee
-------------------------
Thomas C. Theobald

ANNE-LEE VERVILLE*                Trustee
-------------------------
Anne-Lee Verville

                                  EXHIBIT INDEX

(11) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of Stein Roe Municipal Money Market Fund

(14)        Consent of Independent Auditors (E&Y)

(17)(l)     Form of Proxy Card and Proxy Insert of Stein Roe Municipal Money
            Market Fund